As filed with the Securities and Exchange Commission on August 17, 2018

1933 Act Registration No. 333-226162

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 2

POST-EFFECTIVE AMENDMENT NO.

FORWARD FUNDS

(Exact Name of Registrant as Specified in Charter)

345 California Street, Suite 1600

San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-999-6809

John A. Blaisdell

Forward Funds

345 California Street, Suite 1600

San Francisco, California 94104

(Name and Address of Agent for Service)

Copies to:

Richard F. Kerr

K&L Gates LLP

One Lincoln Street

Boston, MA 02111-2950

(617) 261-3166

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

Title of securities being registered: shares of beneficial interest, without par value, of the Registrant. No filing fee is due because Registrant is relying on section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that the filing will become effective in accordance with Section 8(a) of the Securities Act of 1933 or on such date as the Commission, acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

This filing on Form N-14 is organized as follows:

Part A:

1.	Letter to Shareholders of Salient Tactical Real Estate Fund

2.	Combined Information Statement of Salient Tactical Real Estate Fund and Prospectus of Salient International Real Estate Fund

4.	Exhibit A - Form of Agreement and Plan of Reorganization

5.	Exhibit B - Financial Highlights of Salient Tactical Real Estate Fund and Salient International Real Estate Fund

Part B:

6.	Statement of Additional Information

Part C:

7.	Other Information

8.	Exhibits

Dear Salient Tactical Real Estate Fund Shareholder:

We continually review our lineup of funds to confirm that we are delivering value to our shareholders. One element of this assessment is to refine our business with the expectation that successful business lines will be provided with more concentrated and focused support. Another part of this assessment is to assess whether funds have an opportunity to grow large enough to achieve economies of scale that can be passed on to shareholders in terms of lower fees. There can be no guarantee that these efforts will be successful. Due to the lack of scale in the Salient Tactical Real Estate Fund (the “Acquired Fund”), we recommended to the Board of Trustees, and they agreed, that the Acquired Fund should be merged into Salient International Real Estate Fund (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”). No shareholder vote is required for the reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

Currently, Forward Management, LLC d/b/a Salient (“Salient Management”) serves as the investment advisor to each of the Funds and Joel S. Beam, as real estate team leader, has ultimate responsibility for each Fund’s investment. After the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”), Salient Management would continue to serve as the investment advisor to the Acquiring Fund and Mr. Beam would continue to be ultimately responsible for day-to-day portfolio management. Prior to the closing of the Reorganization, the Acquiring Fund will be renamed the “Salient Global Real Estate Fund,” and the Acquiring Fund’s expense ratio will be lowered by the implementation of a contractual waiver of 0.25% of the investment advisory fee payable to Salient Management and an additional expense limitation agreement which shall each be effective until April 30, 2020. The Acquiring Fund’s investment objective, principal investment strategies and principal risks are similar to those of the Acquired Fund; however, the Acquiring Fund invests internationally, while the Acquired Fund is primarily domestic. Additionally, the Acquiring Fund does not engage in a long/short strategy to the same degree as the Acquired Fund. The differences between the strategies are explained in detail in the enclosed information statement and prospectus.

An earlier version of this information statement and prospectus was mailed to shareholders on July 18, 2018. Since July 18, 2018, the following material changes have been made to the information statement and prospectus:

•

Clarification that the Acquiring Fund invests internationally, while the Acquired Fund is primarily domestic, and the Acquiring Fund does not engage in a long/short strategy to the same degree as the Acquired Fund.

•	Clarification that the management fee waiver and expense limitation agreement of the Acquiring Fund shall each be effective until April 30, 2020.

•	Update to the Average Annual Total Returns tables for each of the Acquired Fund and the Acquiring Fund to include an additional broad-based securities markets index.

The Reorganization Offers You Potential Advantages

Here are the most important advantages we see:

•

Expected lower expenses. As fixed costs are spread across the larger asset base of the combined Funds, shareholder expenses are expected to decline. Moreover, the Acquiring Fund’s expense ratio will be lowered by the implementation of a contractual waiver of 0.25% of the investment advisory fee payable to Salient Management and an additional expense limitation agreement which shall each be effective until April 30, 2020.

•	Similar investment strategy. Both Funds pursue current income and capital appreciation by investing primarily in securities of real estate companies.

•

Continuity of management. Both Funds are managed by the same experienced portfolio management team at Salient Management, led by Joel S. Beam, who has over 20 years of real estate investing experience.

•

Fund performance. Although past performance does not guarantee future results, for the one-year period ended December 31, 2017, the Acquiring Fund outperformed the Acquired Fund, while for the five-year and ten-year periods ended December 31, 2017, the Acquired Fund outperformed the Acquiring Fund.

The Reorganization is expected to have no negative tax impact on shareholders.

After consideration and for the reasons described in these materials, the Board of Trustees of the Acquired Fund has approved the Reorganization.

The enclosed combined information statement and prospectus contains important information about the Reorganization, which I strongly encourage you to read. The Reorganization is scheduled to take place at the close of business on or about August 22, 2018, or such other date determined by the officers of the Funds, but in no event later than August 31, 2018.

If you have questions, please call 800-900-4675 between 8:00 a.m. and 5:00 p.m. Eastern Time Monday through Friday. I thank you for your time on this matter.

Sincerely

/s/ John A. Blaisdell
John A. Blaisdell
President, Forward Funds

INFORMATION STATEMENT of Salient

Tactical Real Estate Fund (the “Acquired Fund”)

a series of Forward Funds

PROSPECTUS for

Salient International Real Estate Fund

(the “Acquiring Fund”)

a series of Forward Funds

The address of both the Acquired Fund and the Acquiring Fund is 345 California Street, Suite 1600, San Francisco, California 94104. The Acquired Fund and the Acquiring Fund are each a “Fund” and together referred to as the “Funds.”

* * * * * *

This combined information statement and prospectus (“information statement and prospectus”) contains information that shareholders of the Acquired Fund may wish to know about the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference. No shareholder vote is required for the reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

How the Reorganization Will Work

•

The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities as of the date of the closing of the Reorganization (the “Closing Date”).

•

The Acquiring Fund will be managed by the same portfolio manager as the Acquired Fund, using substantially the same investment strategies and portfolio management techniques and supported by the same real estate team.

•

The Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class A, Class C, Investor Class, Institutional Class and Class I2 shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Class A, Class C, Investor Class, Institutional Class and Class I2 shares, less the value of any liabilities attributable to such classes of shares. These shares will be distributed to the shareholders of the corresponding classes of the Acquired Fund in proportion to their holdings on the Closing Date.

•	No sales charge will be imposed on shares of the Acquiring Fund received by shareholders of the Acquired Fund.

•	Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and the Acquired Fund will be terminated.

•

Prior to the closing of the Reorganization, the name of the Acquiring Fund will be changed to “Salient Global Real Estate Fund,” the Acquiring Fund’s expense ratio will be lowered by the implementation of a contractual waiver of 0.25% of the investment advisory fee payable to Salient Management and an additional expense limitation agreement, which shall each be effective until April 30, 2020, and the investment strategies of the Acquiring Fund will be modified to reflect those included in this information statement and prospectus.

•

For federal income tax purposes, the Reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund, or the shareholders of the Acquired Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate the Acquired Fund with a similar fund advised by Forward Management, LLC d/b/a Salient (“Salient Management”). Each of the Funds pursues current income and capital appreciation by investing primarily in securities of real estate companies. Following the Reorganization, the combined fund will pursue a similar investment objective in a larger fund utilizing similar investment policies, and subject to lower overall expenses.

Although past performance does not guarantee future results, for the one-year period ended December 31, 2017, the Acquiring Fund outperformed the Acquired Fund, while for the five-year and ten-year periods ended December 31, 2017, the Acquired Fund outperformed the Acquiring Fund.

Immediately following the Reorganization of the Acquired Fund into the Acquiring Fund, as a result of a contractual waiver and limitation of expenses agreed to by Salient Management, the maximum net annual operating expenses of all classes of shares of the Acquiring Fund (excluding certain expenses) are expected to be lower than the current net annual operating expenses of the corresponding classes of the Acquired Fund for so long as the expense waiver and limitation agreement remains in effect. The advisory fee waiver and expense limitation agreement will be effective until April 30, 2020, and any termination of the advisory fee waiver and expense limitation agreement earlier than that date will require the approval of the Board of Trustees.

Salient Management believes that the Acquiring Fund will be better positioned in the market to increase asset size and achieve additional economies of scale than the Acquired Fund as currently constituted. As a result, the Acquiring Fund may benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than the Acquired Fund could be expected to achieve as currently constituted.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

•	The Class A and Class C shares prospectus, and Investor Class, Institutional Class, and Class I2 prospectus of the Acquired Fund and the Acquiring Fund dated May 1, 2018, as supplemented May 11, 2018 and June 13, 2018

•	The annual shareholder report of the Acquired Fund and the Acquiring Fund dated December 31, 2017

•	The semiannual shareholder report of the Acquired Fund and the Acquiring Fund dated June 30, 2017

•	The statement of additional information (“SAI”) of the Acquired Fund and the Acquiring Fund dated May 1, 2018, as supplemented May 11, 2018 and June 13, 2018

These documents and additional information about the Funds are on file with the SEC.

•	Acquired Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: (800) 999-6809.

•	Acquiring Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: (800) 999-6809.

To ask questions about this information statement and prospectus, call our toll-free telephone number: 800-900-4675.

The date of this information statement and prospectus is August 17, 2018.

INTRODUCTION

This information statement and prospectus is provided by the Board of Trustees of Forward Funds (the “Board”) to inform the Acquired Fund’s shareholders that the Board has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). This information statement and prospectus is being mailed to the Acquired Fund’s shareholders on or about August 29, 2018. An earlier version of this information statement and prospectus was mailed to shareholders on July 18, 2018. Since July 18, 2018, the following material changes have been made to the information statement and prospectus:

•

Clarification that the Acquiring Fund invests internationally, while the Acquired Fund is primarily domestic, and the Acquiring Fund does not engage in a long/short strategy to the same degree as the Acquired Fund.

•	Clarification that the management fee waiver and expense limitation agreement of the Acquiring Fund shall each be effective until April 30, 2020.

•	Update to the Average Annual Total Returns tables for each of the Acquired Fund and the Acquiring Fund to include an additional broadbased securities markets index.

This information statement and prospectus includes information that is specific to the Reorganization, including summary comparisons. You should read the entire information statement and prospectus carefully, including Exhibit A, which contains the form of Agreement, and the Acquired Fund’s annual and semiannual reports, because they contain details that are not in the summary, and retain these documents for future reference. No shareholder vote is required for the reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

DESCRIPTION OF THE REORGANIZATION

Agreement and Plan of Reorganization

The Board has approved the Agreement on behalf of the Acquired Fund and the Acquiring Fund. Under the Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for Class A, Class C, Investor Class, Institutional Class and Class I2 shares of the Acquiring Fund, and the Acquiring Fund would assume the Acquired Fund’s liabilities as of the Closing Date. These shares would be distributed to shareholders of the Acquired Fund in proportion to such shareholders’ holdings of the corresponding classes on the Closing Date.

SUMMARY COMPARISONS OF THE FUNDS

Comparison of the Funds’ Organization, Investment Objectives, Strategies and Policies

The chart below describes the similarities and differences between the Funds’ objectives and principal investment strategies. As shown below, as of the Closing Date, the Funds have substantially identical investment objectives and invest primarily in securities of real estate companies. However, as also shown below, there are differences in the principal investment strategies of the Funds, including:

•

The Acquired Fund primarily invests in equity securities issued by U.S. real estate companies, while the Acquiring Fund currently primarily invests in equity securities issued by non-U.S. real estate companies. Additionally, the Acquired Fund invests using a long/short strategy, whereas the Acquiring Fund currently does not generally sell securities short as a principal investment strategy. Following the Reorganization, the Acquiring Fund will invest in equity securities issued by both U.S. and non-U.S. real estate companies.

•

The Acquired Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in securities of issuers engaged primarily in the real estate industry such as real estate investment trusts (“REITs”), master limited partnerships and other real estate firms. The Acquiring Fund invests at least 80%, and usually substantially all, of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities in at least three different countries.

•

The Acquired Fund may invest in debt obligations of any credit quality (including securities commonly referred to as “junk bonds”) and other senior securities (e.g., convertible bonds and preferred stock) and may sell securities short to hedge against changes in the price of the Fund’s portfolio securities. The Acquiring Fund may invest in American Depositary Receipts and European Depositary Receipts, synthetic instruments such as rights and warrants, and investment grade debt securities.

	Acquired Fund	Acquiring Fund
Organization	The Acquired Fund is a diversified series of Forward Funds, an open-end management investment company organized as a Delaware statutory trust.	The Acquiring Fund will be a diversified series of Forward Funds, an open-end management investment company organized as a Delaware statutory trust, as of the Closing Date.

Net assets as of December 31, 2017	Approximately $39 million	Approximately $22 million

Investment advisor	Salient Management	Salient Management

Portfolio Manager	Joel S. Beam Managing Director and Senior Portfolio Manager; Managed the Fund since April 2006.	Joel S. Beam Managing Director and Senior Portfolio Manager; Managed the Fund since April 2006.

Investment Objective	The Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long-term growth of capital.	The Fund seeks total return from both capital appreciation and current income.

Principal investment strategies

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in securities of issuers engaged primarily in the real estate industry such as REITs, master limited partnerships and other real estate firms. Its investments in these issuers may include equity securities of any market capitalization, debt obligations of any credit quality (including securities commonly referred to as “junk bonds”) and other senior securities (e.g., convertible bonds and preferred stock) and limited partnership interests. The Fund may invest in both U.S. and non-U.S. real estate securities as well as companies located in emerging and frontier market countries.

Forward Management, LLC d/b/a Salient (the “Advisor”) uses a variety of strategies in managing the Fund’s

Under normal conditions, the Fund invests at least 80%, and usually substantially all, of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities in at least three different countries. The Fund may invest in equity securities, debt securities, limited partnership interests, exchange-traded funds (“ETFs”), American Depositary Receipts and European Depositary Receipts, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include rights, warrants, futures, and options. The Fund may

Acquired Fund	Acquiring Fund

investments. Typically, security selection is guided by the comparison of current market prices for securities relative to their estimated fair value in a process conducted by the Advisor. Fair value is estimated based on both a discounted cash flow approach and a net asset value approach. Both approaches are reconciled based on the relevance of each given business conditions and the issuing company’s prospects. The Advisor may engage in transactions designed to hedge against changes in the price of the Fund’s portfolio securities, such as purchasing put options, selling securities short or writing covered call options. The Fund’s short positions may equal up to 100% of the Fund’s net asset value. The Fund may also leverage its portfolio by borrowing money to purchase securities. The Fund may also purchase restricted securities or securities which are deemed to be not readily marketable.

The Fund may write (sell) call options and purchase put options on individual stocks or broad-based stock indices, including exchange-traded funds (“ETFs”) that replicate such indices. The Fund may also enter into put option spreads, which consist of paired purchased and written options with different strike prices on the same stock or index. The Fund generally intends to use option strategies to seek to generate premium income, acquire a security at a specified price, or reduce the Fund’s exposure to market risk and volatility.

invest in securities of companies having any capitalization and investment grade debt securities. The Fund may also leverage its portfolio by borrowing money to purchase securities.

Under normal market conditions, the Fund will invest significantly (at least 40%) in real estate companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund allocates its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non-U.S. companies in which the Fund invests may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Fund is not limited in the extent to which it may invest in emerging market companies.

Forward Management, LLC d/b/a Salient (“Salient Management” or the “Advisor”) allocates the Fund’s assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the Advisor utilizes fundamental real estate analysis and quantitative analysis to select investments for the Fund, including analyzing a company’s management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company’s properties and calculating relative return potential among other things.

The Fund may write (sell) call options and purchase put options on individual

	Acquired Fund	Acquiring Fund
stocks or broad-based stock indices, including ETFs that replicate such indices. The Fund may also enter into put option spreads, which consist of paired purchased and written options with different strike prices on the same stock or index. The Fund generally intends to use option strategies to seek to generate premium income, acquire a security at a specified price, or reduce the Fund’s exposure to market risk and volatility.

Changes of Investment Objectives and Investment Policies	The Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Fund may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.	The Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of the Fund may be changed at any time by the Board. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

Comparison of the Funds’ Classes of Shares

The following table details the expense structures of the Acquired Fund’s and the Acquiring Fund’s Class A, Class C, Investor Class, Institutional Class, and Class I2 shares.

Each of the Funds offers the same share classes on the same terms.

	Acquired Fund	Acquiring Fund
Class A

Class A shares of each Fund have the same characteristics and fee structures.

•  Class A shares are offered with front-end sales charges ranging from 1.50% to 5.75% of a Fund’s offering price, depending on the amount invested.

•  There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares that are redeemed within 18 months of purchase.

•  Class A shares are subject to distribution (“Rule 12b-1”) fees equal to an annual rate of 0.35% (However, Class A is currently only authorized to pay 0.25% in 12b-1 fees) of a Fund’s average daily net assets attributable to Class A shares, and shareholder service fees of up to 0.20%.

•  An investor can combine multiple purchases of Class A shares of Salient funds to take advantage of breakpoints in the sales charge schedule.

•  Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses.

Class C

Class C shares of each Fund have the same characteristics and fee structures.

•  Class C shares are offered without a front-end sales charge, but may be subject to a CDSC of 1.00% of the lesser of the current market value or the cost of the shares being redeemed, of the Class C shares held for less than one year of purchase.

	Acquired Fund	Acquiring Fund

•  Class C shares are subject to Rule 12b-1 fees equal to an annual rate of 0.75% of a Fund’s average daily net assets attributable to Class C shares, and shareholder service fees of up to 0.25%.

•  Class C shares’ CDSCs may be waived in certain cases, including those listed in the Funds’ prospectuses.

Investor Class

Investor Class shares of each Fund have the same characteristics and fee structures.

•  Investor Class shares are offered without front-end sales loads or CDSCs.

•  Investor Class shares are subject to Rule 12b-1 fees equal to an annual rate of 0.25% of a Fund’s average daily net assets attributable to Investor Class shares, and shareholder service fees of up to 0.15%.

Institutional Class

Institutional Class shares of each Fund have the same characteristics and fee structures.

•  Institutional Class shares are offered without front-end sales loads or CDSCs.

•  Institutional Class shares are not subject to any Rule 12b-1 fees, but are subject to shareholder service fees of up to 0.05%.

Class I2

Class I2 shares of each Fund have the same characteristics and fee structures.

•  Class I2 shares are offered without front-end sales loads or CDSCs.

•  Class I2 shares are not subject to any Rule 12b-1 or shareholder service fees.

Comparison of Buying, Selling and Exchanging Shares

Each of the Funds permits shares to be bought, sold or exchanged on the same terms.

	Acquired Fund	Acquiring Fund
How to Buy Shares

Class A and Class C shares: Initial purchases of Class A or Class C shares cannot be made directly from the Funds and must be made through a financial intermediary that has established an agreement with the Funds’ distributor.

Investor Class, Institutional Class, and Class I2 shares: Shareholders can open an account and make an initial purchase of Investor Class or Institutional Class shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ distributor.

Minimum Initial Investment

Class A and Class C shares: $2,000 for accounts enrolled in eDelivery; $2,000 for Coverdell Education Savings accounts; $500 for Automatic Investment Plan accounts, and $2,500 for all other accounts, per Fund. Subsequent investments in Class A shares or Class C shares must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee. The Fund may, in its sole discretion, waive or reduce any minimum investment requirements. Investments also may be made on a Monthly Automatic Investment Plan, which requires $500 to open an account followed by minimum subsequent investments of $100 thereafter.

Investor Class shares: $2,000 for accounts enrolled in eDelivery; $2,000 for Coverdell Education Savings accounts; $500 for Automatic Investment Plan accounts; and $2,500 for all other accounts, per Fund. A Fund may, in its sole discretion, waive or reduce any minimum investment requirements. Investments also may be made on a Monthly Automatic Investment Plan, which requires $500 to open an account followed by minimum subsequent investments of $100 thereafter.

Institutional Class shares: $100,000 per Fund, provided that the requirement does not apply to investors purchasing through asset allocation, wrap fee, and other similar fee-based

	Acquired Fund	Acquiring Fund
advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds’ distributor, and through group retirement plans. There are no minimum investment requirements for subsequent purchases to existing accounts. Financial intermediaries may charge their customers a transaction or service fee. The Fund may, in its sole discretion, waive or reduce any minimum investment requirements. Investments also may be made on a Monthly Automatic Investment Plan, and once the initial minimum purchase amount has been met, such automatic investment plan may be established with minimum subsequent investments of $100.

Class I2 shares: Class I2 shares are not currently available for purchase.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Investments held through such tax-deferred arrangements may be taxed in the future upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including Salient Management) may pay the intermediary for the sale of those shares of the Fund or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Exchanging Shares

Class A and Class C shares: Shareholders may exchange Class A or Class C shares of any Fund for the same class shares of any other Fund. Class A shares of a Fund initially purchased subject to a front-end sales load may generally be exchanged for Class A shares of another Fund without the payment of an additional front-end sales load. If a shareholder exchanges Class A shares of a Fund for Class A shares of another Fund that is subject to a higher front-end sales load, the shareholder will be charged the difference between the two sales loads. If the front-end sales load was waived for a shareholder’s initial purchase of Class A shares, the shareholder may be subject to the imposition of a front-end sales load upon exchanging into Class A shares of another Fund. If a shareholder purchased Class A shares subject to a sales load, the shareholder will not be reimbursed the sales load upon exchange of the shares to another Fund. If a shareholder’s Class A or Class C shares are subject to a CDSC, and the shareholder exchanges them for Class A or Class C shares subject to a CDSC, the shares will be subject to the higher applicable CDSC of the two classes and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchased.

Shareholders may also exchange Class A and Class C shares for Investor Class, Institutional Class or Class I2 shares of the same Fund. Class A and Class C shares subject to a CDSC will be charged the applicable CDSC upon exchange for Institutional Class or Investor Class shares. If a shareholder purchased Class A shares subject to a sales load, the shareholder will not be reimbursed the sales load upon exchange of the shares to another Class in the same Fund. A shareholder may exchange Class C shares for Class A shares, provided that the following conditions are met: the Class C shares must be fully aged and no longer eligible for a CDSC, and no sales charge may be applied to the Class A shares that are being acquired through an exchange from Class C shares. Shareholders should read the prospectus for any other class of shares into which they are considering exchanging.

Investor Class, Institutional Class, and Class I2 shares: Shareholders may exchange Institutional Class or Investor Class shares of any Fund for the same class shares of any other

	Acquired Fund	Acquiring Fund

Fund, or with a money market fund. Shareholders may also exchange shares of one class of a Fund for another class within the same Fund. Shareholders should read the prospectus for any other class of shares into which they are considering exchanging.

In addition, the Funds may suspend a shareholder’s exchange privilege if, in the judgment of the Advisor, the shareholder’s exchange activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions.”

Policies Concerning Frequent Purchases and Redemptions

The Funds do not accommodate short-term or excessive trading that interferes with the efficient management of a Fund, significantly increases transaction costs or taxes, or may harm a Fund’s performance. The Funds attempt to discover and discourage frequent trading in several ways. These methods include trade activity monitoring (which may take into account transaction size) and fair value pricing. Although these methods are designed to discourage frequent trading, there can be no guarantee that the Funds will be able to identify and restrict investors that engage in such activities. These methods are inherently subjective, and involve a significant degree of judgment in their application. The Funds and their service providers seek to make these judgments and apply these methods uniformly and in a manner that they believe is consistent with the interests of the Funds’ long-term shareholders. These frequent trading policies may be amended in the future to enhance the effectiveness of the program or in response to changes in regulatory requirements.

The Funds monitor trading activity with respect to the purchase, sale and exchange of Fund shares. Trading activity is evaluated to determine whether such activity is indicative of market timing activity or is otherwise detrimental to a Fund. If the Funds believe that a shareholder of a Fund has engaged in short-term or excessive trading activity to the detriment of the Fund and its long-term shareholders, the Funds may, in their sole discretion, request the shareholder to stop such trading activities or refuse to process purchases or exchanges in the shareholder’s account. The Funds specifically reserve the right to reject any purchase or exchange order by any investor or group of investors indefinitely for any reason.

The Funds currently are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers’ investments in one account and to purchase, redeem and exchange Fund shares without the identity of a particular customer being known to a Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ frequent trading policies. Although they attempt to do so, the Funds cannot assure that these policies will be enforced with regard to Fund shares held through such omnibus arrangements.

The Funds have adopted procedures to fair value each Fund’s securities in certain circumstances when market prices are not readily available. By fair valuing securities, the Funds seek to establish prices that investors might expect to realize upon the current sales of these securities. For non-U.S. securities, fair valuation is intended to deter market timers who may take advantage of time zone differences between the close of the foreign markets on which a Fund’s portfolio securities trade and the U.S. markets that determine the time as of which the Fund’s NAV is calculated.

The Funds make fair value determinations in good faith in accordance with the Funds’ valuation procedures. Because of the subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security.

	Acquired Fund	Acquiring Fund

Redeeming Shares	Shareholders may redeem shares on any business day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in good order by the Funds’ distributor, the Funds, or their agent, and subject to any applicable CDSC. Requests received “in good order” must include: account name, account number, dollar or share amount of transaction, class, Fund(s), allocation of investment and signature of authorized signer. Redemption requests may be made by telephone, by mail, by systematic withdrawal, and for retirement accounts, by a completed and signed distribution form.

Net Asset Value	The price paid for a share of a Fund, and the price received upon selling or redeeming a share of a Fund, is based on the Fund’s NAV. The NAV per share for each Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued. The NAV per share of a Fund (and each class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. The NAV per share of a Fund will fluctuate as the market value of the Fund’s investments changes. The NAV of different classes of shares of the same Fund will differ due to differing class expenses. A Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board.

Comparison of Expenses

Shareholders of the Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

As the tables below indicate, the maximum hypothetical pro forma annual operating expenses (both before and after waivers and reimbursements) of the Acquiring Fund’s Class A, Class C, Investor Class, Institutional Class and Class I2 shares after the Reorganization are expected to be lower than the net annual operating expenses of the corresponding classes of the Acquired Fund. To the extent that the Acquiring Fund’s assets grow after the Closing Date, the total annual operating expenses of the Acquiring Fund’s Class A, Class C, Investor Class, Institutional Class and Class I2 shares (before waivers and reimbursements) could be lower than the current total annual operating expenses of the corresponding classes of the Acquired Fund.

At an annual rate of 1.00% of average daily net assets, the current management fee for the Acquiring Fund is the same as the management fee for the Acquired Fund. However, concurrent with the closing of the Reorganization, Salient Management will enter into a management fee waiver and expense limitation agreement with the Acquiring Fund which will reduce the management fee of the Acquiring Fund to 0.75% on all assets and cap the expense ratios of the Acquiring Fund until April 30, 2020. Accordingly, effective with the Reorganization, the maximum net annual operating expenses of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%), Institutional Class (1.15%) and Class I2 (1.10%) shares will be lower than the current net annual operating expenses of the Acquired Fund’s Class A (2.66%), Class C (3.21%), Investor Class (2.61%), Institutional Class (2.26%), and Class I2 (2.21%) shares.

The Funds’ Expenses

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund, and are based on expenses paid by the Funds for the twelve-month period ended December 31, 2017 (the end of the Funds’ most recent fiscal year). The tables also show the pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund and implementation of the Acquiring Fund’s advisory fee waiver and expense limitation agreement had occurred at the beginning of the twelve-month period ended December 31, 2017 (i.e., on January 1, 2017). The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Class A
Shareholder Fees	Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
	Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses	Management Fee	1.00%	1.00%	1.00%
	Distribution (12b-1) Fees	0.25%	0.25%	0.25%
	Other Expenses	0.72%	1.19%	0.66%
	Dividend and Interest Expense on Short Sales	0.20%	N/A	N/A
	Interest Expense on Borrowings	0.49%	N/A	N/A
	Total Other Expenses	1.41%	1.19%	0.66%
	Total Annual Fund Operating Expenses	2.66%	2.44%	1.91%
	Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.36	%(1)
	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.66%	2.44%	1.55%

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Class C
Shareholder Fees	Maximum Sales Charge (Load) on purchases (as a percentage of offering price)	None	None	None
	Maximum Deferred Sales Charge for shares held less than 1 year (as a percentage of the lesser of original price or redemption proceeds)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses	Management Fee	1.00%	1.00%	1.00%
	Distribution (12b-1) Fees	0.75%	0.75%	0.75%
	Other Expenses	0.77%	1.24%	0.71%
	Dividend and Interest Expense on Short Sales	0.20%	N/A	N/A
	Interest Expense on Borrowings	0.49%	N/A	N/A
	Total Other Expenses	1.46%	1.24%	0.71%
	Total Annual Fund Operating Expenses	3.21%	2.99%	2.46%
	Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.36	%(1)
	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.21%	2.99%	2.10%

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Investor Class
Annual Fund Operating Expenses	Management Fee	1.00%	1.00%	1.00%
	Distribution (12b-1) Fees	0.25%	0.25%	0.25%
	Other Expenses	0.67%	1.14%	0.61%
	Dividend and Interest Expense on Short Sales	0.20%	N/A	N/A
	Interest Expense on Borrowings	0.49%	N/A	N/A
	Total Other Expenses	1.36%	1.14%	0.61%
	Total Annual Fund Operating Expenses	2.61%	2.39%	1.86%
	Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.36	%(1)
	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.61%	2.39%	1.50%

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Institutional Class
Annual Fund Operating Expenses	Management Fee	1.00%	1.00%	1.00%
	Distribution (12b-1) Fees	N/A	N/A	N/A
	Other Expenses	0.57%	1.04%	0.51%
	Dividend and Interest Expense on Short Sales	0.20%	N/A	N/A
	Interest Expense on Borrowings	0.49%	N/A	N/A
	Total Other Expenses	1.26%	1.04%	0.51%
	Total Annual Fund Operating Expenses	2.26%	2.04%	1.51%
	Fee Waiver and/or Expense Reimbursement	N/A	N/A	-0.36	%(1)
	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.26%	2.04%	1.15%

		Acquired Fund		Acquiring Fund		Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Class I2
Annual Fund Operating Expenses	Management Fee	1.00%		1.00%		1.00%

	Distribution (12b-1) Fees	N/A		N/A		N/A
	Other Expenses	0.52	%(2)	0.99	%(3)	0.46	%(3)
	Dividend and Interest Expense on Short Sales	0.20	%(2)	N/A		N/A
	Interest Expense on Borrowings	0.49	%(2)	N/A		N/A
	Total Other Expenses	1.21%		0.99%		0.46%
	Total Annual Fund Operating Expenses	2.21%		1.99%		1.46%
	Fee Waiver and/or Expense Reimbursement	N/A		N/A		-0.36	%(1)
	Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.21%		1.99%		1.10%

(1)

The Acquiring Fund’s investment advisor is contractually obligated to waive 0.25% of the Acquiring Fund’s management fee so that until April 30, 2020 the Acquiring Fund’s management fee will be 0.75%. Additionally, the Acquiring Fund’s investment advisor is contractually obligated until April 30, 2020 to limit the Acquiring Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Class A, Class C, Investor Class, Institutional Class and Class I2 shares to an annual rate (as a percentage of the Acquiring Fund’s average daily net assets) of 1.55%, 2.10%, 1.50%, 1.15% and 1.10%, respectively. Each of the management fee waiver and the expense limitation arrangement may not be terminated by the Acquiring Fund’s investment advisor prior to such date under any circumstances and may only be modified or terminated by a majority vote of the Independent Trustees. Under the expense limitation agreement, the Acquiring Fund’s investment advisor is permitted to recoup expenses attributable to the Acquiring Fund or a Class thereof that the investment advisor has borne (whether through a further reduction of its management fee or otherwise) in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement, the Acquiring Fund is not obligated to reimburse such expenses beyond three years from the end of the fiscal year in which the investment advisor waived a fee or reimbursed an expense. Any such recoupment by the investment advisor will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement or at the date of the recoupment.

(2)	Other Expenses, Dividend and Interest Expense on Short Sales, and Interest Expense on Borrowings for Class I2 shares are based on estimated amounts for the current fiscal year.
(3)	Other Expenses for Class I2 shares are based on estimated amounts for the current fiscal year.

Expense Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in the Acquired Fund and the Acquiring Fund, based on fees and expenses incurred by the Funds during the 12-month period ended December 31, 2017. The expense examples shown below assume that the investor sells shares at the end of the period. Pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund and implementation of the Acquiring Fund’s advisory fee waiver and expense limitation agreement had occurred at the beginning of the twelve-month period ended December 31, 2017 (i.e., on January 1, 2017), also are included. Each example assumes that you reinvested all distributions, the average annual return was 5%, and Fund expenses did not change over the period. The pro forma examples are for comparison purposes only and are not a representation of the Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Class A	Year 1	$829	$808	$	$724
	Year 3	$1,354	$1,292	$	$1,108
	Year 5	$1,903	$1,800	$	$1,515
	Year 10	$3,392	$3,188	$	$2,649

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Class C (Assuming Redemption)	Year 1	$424	$402	$	$313
	Year 3	$989	$924	$	$732
	Year 5	$1,677	$1,571	$	$1,277
	Year 10	$3,508	$3,304	$	$2,765

Class C (Assuming No Redemption)	Year 1	$324	$302	$	$213
	Year 3	$989	$924	$	$732
	Year 5	$1,677	$1,571	$	$1,277
	Year 10	$3,508	$3,304	$	$2,765

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Investor Class	Year 1	$264	$242	$	$153
	Year 3	$811	$745	$	$550
	Year 5	$1,384	$1,275	$	$972
	Year 10	$2,940	$2,722	$	$2,148

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Institutional Class	Year 1	$229	$207	$	$117
	Year 3	$706	$639	$	$442
	Year 5	$1,209	$1,098	$	$789
	Year 10	$2,591	$2,366	$	$1,769

		Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma, Assuming Reorganization and Expense Waivers)
Class I2	Year 1	$224	$202	$	$112
	Year 3	$691	$624	$	$426
	Year 5	$1,184	$1,072	$	$763
	Year 10	$2,541	$2,314	$	$1,713

Portfolio Turnover

Each Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables above, affect each Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 59% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Exchanging Shares

As described above, generally, shareholders of either Fund may exchange their shares for shares of the same class of another fund offered by the fund complex. Following the Closing Date, holders of shares of the Acquiring Fund may exchange their shares for similar shares of other funds in the fund complex. The exchanged shares would be subject to the expenses of such other funds’ shares.

For information regarding exchanging shares of the Acquiring Fund, please contact your financial representative.

Comparison of Advisory and Distribution Arrangements

Other than the waivers and expense limitations that Salient Management will enter into with the Acquiring Fund concurrent with the closing of the Reorganization, the advisory agreements and distribution agreements of the Funds are identical.

	Acquired Fund	Acquiring Fund
Management Fee	1.00% on all assets.	1.00%* on all assets.

Distribution (12b-1) Fees	Class A - 0.35%** Class C - 0.75% Investor Class - 0.25% Institutional Class - None Class I2 - None	Class A - 0.35%** Class C - 0.75% Investor Class - 0.25% Institutional Class - None Class I2 - None

Shareholder Service Fees	Class A - 0.20% Class C - 0.25% Investor Class - 0.15% Institutional Class - 0.05% Class I2 - None	Class A - 0.20% Class C - 0.25% Investor Class - 0.15% Institutional Class - 0.05% Class I2 - None

*

Concurrent with the closing of the Reorganization, Salient Management will enter into a management fee waiver and expense limitation agreement with the Acquiring Fund which will reduce the management fee of the Acquiring Fund to 0.75% on all assets and shall each be effective until April 30, 2020.

**	Class A is currently only authorized to pay 0.25% in Distribution (12b-1) fees.

Fund Performance

Past performance records of the Funds through December 31, 2017, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns, are set forth under “Acquired Fund Past Performance” beginning on page 23 of this information statement and prospectus.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The table below identifies the principal risks of each Fund. As shown below, as of the Closing Date, the Funds have substantially identical investment risks. However, as also shown below, there are differences in the principal investment risks of the Funds, including:

•

The Acquired Fund is subject to the following risks that the Acquiring Fund is not subject to: Lower- Rated Debt Securities (“Junk Bonds”) Risk and Short Sale Risk. The Acquiring Fund is subject to the following risks that the Acquired Fund is not subject to: Depositary Receipts Risk, Exchange-Traded Funds (“ETFs”) Risk, and Portfolio Turnover Risk.

Risks:	Acquired Fund	Acquiring Fund
Borrowing Risk	X	X
Concentration Risk	X	X
Counterparty Risk	X	X
Currency Risk	X	X
Debt Instruments Risk	X	X
Depositary Receipts Risk		X
Derivatives Risk	X	X
Emerging Market and Frontier Market Securities Risk	X	X
Equity Securities Risk	X	X
Exchange-Traded Funds (“ETFs”) Risk		X
Foreign Securities Risk	X	X
Hedging Risk	X	X
Leverage Risk	X	X
Liquidity Risk	X	X
Lower-Rated Debt Securities (“Junk Bonds”) Risk	X
Manager Risk	X	X
Market Events Risk	X	X
Market Risk	X	X
Mortgage-Related and Other Asset-Backed Securities Risk	X	X
Overseas Exchanges Risk	X	X
Portfolio Turnover Risk		X
Real Estate Securities and REITs Risk	X	X
Restricted and Illiquid Securities Risk	X	X
Short Sale Risk	X
Small and Medium Capitalization Stocks Risk	X	X
Underlying Funds Risk	X	X

The following summarizes the principal risks affecting each Fund.

Principal Risks Applicable to Both Funds

Below are descriptions of the main factors that may play a role in shaping the Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in the Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Your investment may be subject to the risks described below if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks below.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Borrowing Risk

Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the market price of securities in the Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Concentration Risk

The Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk

The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies, including foreign exchange forward contracts and other currency- related futures contracts. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Debt Instruments Risk

Debt instruments are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Derivatives related to debt instruments may be exposed to similar risks for individual securities, groups of securities or indices tracking multiple securities or markets. Both debt securities and debt-related derivative instruments may be exposed to one or more of the following risks:

•

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s Ratings Services (“S&P”) (AAA, AA, A and BBB), Fitch, Inc. (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) are considered investment grade, but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•

Extension Risk: Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•

Interest Rate Risk: The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Advisor.

•

Prepayment Risk: Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk

The market value of the derivative instruments in which the Fund may invest, including options, futures contracts, forward currency contracts, swap agreements and other similar instruments, may be more volatile than that of other instruments. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. There can be no assurance given that each derivative position will perform as expected, or that a particular derivative position will be available when sought by the portfolio manager. A Fund’s use of derivative instruments to obtain short exposures may result in greater volatility because losses are potentially unlimited. In addition there can be no assurance given that any derivatives strategy will succeed and the Fund may lose money as a result of its use of derivative instruments. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

Emerging Market and Frontier Market Risk

Emerging market and frontier market securities present greater investment risks than investing in the securities of companies in developed markets. These risks include a greater likelihood of economic, political or social instability, less liquid and more volatile stock markets, foreign exchange controls, a lack of government regulation and different legal systems, and immature economic structures.

Equity Securities Risk

The risks associated with investing in equity securities of companies include the financial and operational risks faced by individual companies, the risk that the stock markets, sectors and industries in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Foreign Securities Risk

Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Hedging Risk

The Fund’s hedging activities, although designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, hedging can cause the Fund to lose money and can reduce the opportunity for gain.

Leverage Risk

If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

If the Fund’s portfolio managers make poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Events Risk

The U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Fund investments may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The results of the recent U.S. presidential election appear to herald significant changes in certain policies, which may result in less stringent prudential regulation of certain players in the financial markets. While these policies are going through the political process, markets may react strongly to expectations, which could increase volatility, especially if a market’s expectations for changes in government policies are not borne out. The ultimate effect of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mortgage-Related and Other Asset-Backed Securities Risk

Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility (i.e., extension risk). In addition, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates (i.e., prepayment risk). The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Overseas Exchanges Risk

The Fund may engage in transactions on a number of overseas stock exchanges, which may pose increased risk to the Fund and result in delays in obtaining accurate information on the value of securities. In addition, the Fund may engage in transactions in the stock markets of emerging market countries, which in general have stock markets that are less liquid, smaller and less regulated than many of the developed country stock markets.

Real Estate Securities and REITs Risk

The Fund is subject to risks related to investment in REITs, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, lack of diversification, heavy cash flow dependency, self- liquidation, and potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. In addition, the Fund is subject to the risks associated with the direct ownership of real estate, including fluctuations in value due to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and defaults by borrowers or tenants. The Fund is not eligible for a tax deduction based on dividends received from REITs that is available to individuals who invest directly in REITs.

Restricted and Illiquid Securities Risk

Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Fund may not be able to sell the security at a time when the Advisor might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Certain restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be treated as liquid even though they may be less liquid than registered securities traded on established secondary markets.

Small and Medium Capitalization Stocks Risk

Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Underlying Funds Risk

Because the Fund may be an “Underlying Fund” for one or more related “fund of funds” and, therefore, a significant percentage of the Fund’s outstanding shares may be held by a fund of funds, a change in asset allocation by the fund of funds could result in purchases and redemptions of a large number of shares of the Fund, causing significant changes to the Fund’s portfolio composition, potential increases in expenses to the Fund and purchase sand sales of securities in a short timeframe, each of which could negatively impact Fund performance.

Particular Risks of the Acquired Fund

Lower-Rated Debt Securities (“Junk Bonds”) Risk

Securities rated below investment grade and comparable unrated securities are often referred to as “junk bonds.” Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends or ultimately repay principal upon maturity. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the use of credit ratings to evaluate lower-rated securities can involve certain risks.

Short Sale Risk

The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC provisions under the Investment Company Act of 1940, as amended (“1940 Act”).

Particular Risks of the Acquiring Fund

Depositary Receipts Risk

Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Exchange-Traded Funds (“ETFs”) Risk

Because the Fund invests in ETFs and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares. Many ETFs have obtained exemptive relief from the SEC permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the 1940 Act, subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Portfolio Turnover Risk

The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by a Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

The Board has approved the Agreement, a form of which is attached to this information statement and prospectus as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

The Reorganization is scheduled to occur immediately after 4:00 p.m., Eastern Time, on or about August 22, 2018, or such other date determined by the officers of the Funds, but in no event later than August 31, 2018. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of the Acquired Fund as of the Closing Date. The net asset value of all Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.

The Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class A, Class C, Investor Class, Institutional Class and Class I2 shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its own Class A, Class C, Investor Class, Institutional Class and Class I2 shares, less the value of any liabilities attributable to such classes of shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to the shareholders of the corresponding classes of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, shareholders of the Acquired Fund will become shareholders of the corresponding classes of the Acquiring Fund.

After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.

Reasons for the Proposed Reorganization

The Board met on May 25, 2018, and again on June 8, 2018. During these meetings, the Trustees discussed the Reorganization with, and asked questions of, executive officers of Salient Management. The Trustees considered Salient Management’s recommendation that the Acquired Fund reorganize into the Acquiring Fund, and information presented to them and discussed at the meetings. The Trustees also considered the following matters, among others, and in no order of priority, in approving the proposal.

First, the investment objective of the Acquiring Fund is substantially identical to, and the principal investment strategies and policies of the Acquiring Fund are similar to, those of the Acquired Fund.

Second, shareholders of the Acquired Fund will experience continuity in portfolio management because Salient Management, the investment advisor to the Acquired Fund, will continue to manage the Acquiring Fund’s assets on a day-to-day basis. The Trustees also considered that Joel S. Beam, the portfolio manager of the Acquired Fund, serves as the primarily responsible portfolio manager of the Acquiring Fund. Accordingly, Acquired Fund shareholders should be provided with a continuing investment program and the same level of portfolio management services.

Third, the Trustees considered that Salient Management has substantial internal resources available to the existing series of Forward Funds, including portfolio managers with experience managing investment companies, dedicated sales and marketing personnel and compliance personnel. As of May 31, 2018, Salient Management and its affiliates had approximately $13 billion in assets under management, and Salient Management served as investment advisor to each of the fourteen series of Forward Funds. In addition, the Trustees considered that the investment objectives and strategies of the existing series for which Salient Management serves as investment advisor are compatible with, and not duplicative of, those of the Acquiring Fund, and they considered information about Salient Management’s plans to grow the Acquiring Fund’s assets.

Fourth, at an annual rate of 1.00% of average daily net assets, the management fee for the Acquiring Fund is the same as the management fee for the Acquired Fund. The Trustees considered that Salient Management has contractually agreed, effective until April 30, 2020, to waive 0.25% of its management fee and to further waive its management fee and/or pay or otherwise bear operating and other expenses of the Acquiring Fund (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) solely to the extent necessary to limit the total annualized expenses of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%), Institutional Class (1.15%) and Class I2 (1.10%) shares and that termination of such agreement earlier than April 30, 2020 would require Board approval. In addition, Salient Management has significant potential for increasing the size of the Acquiring Fund by consolidating it with the Acquired Fund. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Fund may allow it, relative to the Acquired Fund and for a longer period, to: (i) obtain better net prices on securities trades; and (ii) reduce long-term per-share expenses by spreading fixed costs over a larger asset base. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Fifth, the long-term asset growth potential of the Acquiring Fund, resulting potential long-term economies of scale, and other efficiencies in other expenses could result in lower overall expenses of the Acquiring Fund compared to those of the Acquired Fund. It is possible that, if the expense limitation is not continued beyond April 30, 2020, the expenses of the Acquiring Fund could be higher than the expenses incurred by the Acquired Fund during the 12-month period ended December 31, 2017, unless operating efficiencies or economies of scale fully offset any increased fees and expenses borne by the Acquiring Fund. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Sixth, the Reorganization will be tax-free for federal income tax purposes for the Acquired Fund, the shareholders of the Acquired Fund, and the Acquiring Fund, and the Acquiring Fund will receive an opinion from counsel to the Acquiring Fund to that effect as a condition to the closing of the Reorganization.

Seventh, the direct costs of the Reorganization will be borne by the Funds; provided, however, that Salient Management agrees that all direct costs and expenses of the Reorganization will be subject to Salient Management’s agreement to waive its management fee and/or pay or otherwise bear operating and other expenses of the Acquiring Fund (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) solely to the extent necessary to limit the total annualized expenses of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%), Institutional Class (1.15%) and Class I2 (1.10%) shares until April 30, 2020.

Eighth, the Board also reviewed the historical performance of each of the Funds and their benchmarks. The Acquiring Fund will be the survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization.

Ninth, the Reorganization involves conflicts of interest, as the Board recognized that Salient Management is expected to benefit from the Reorganization. The potential asset growth benefits Salient Management by increasing revenue from its management fees. The Board realizes that, as a result, the additional financial benefits to Salient Management may give it greater resources to manage mutual funds and other assets that may benefit the Acquired Fund as well as its other clients.

In approving the Reorganization and the Agreement, the Board, including the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of either of the Funds in the Reorganization or Salient Management, was aware of and considered these potential conflicts of interest.

The Trustees of Forward Funds also considered and approved, based on their consideration of the information presented to them (and as described above) and the conflicts of interest discussed below under “Conflicts of Interest,” the Reorganization and the Agreement on behalf of the Acquiring Fund.

PAST PERFORMANCE

Set forth below is past performance information for the Acquired Fund and the Acquiring Fund, which may help provide an indication of each Fund’s risk.

Performance information in the bar charts and tables below illustrates the variability of the Funds’ returns and provides some indication of the risks of investing in the Funds by showing changes in the Funds’ performance from year to year. Past performance (before and after taxes) does not indicate future results.

The bar charts under “Calendar year total returns” show how each fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables under “Average annual total returns” show average annual total return for each fund over time, for each class of shares (including deductions for sales charges) compared with a broad-based securities market indexes. Because indices cannot be invested in directly, the returns of the indices do not reflect a deduction for fees, expenses, or taxes. All returns assume reinvestment of dividends and distributions. After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A and Investor Class shares. After-tax returns for other classes will vary.

Returns of Class I2 shares are not presented because Class I2 shares were not offered during any of the periods shown.

Acquired Fund

Calendar Year Total Returns — Class A Shares

Year-to-date total return for the six months ended June 30, 2018 was -1.55%.

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return for Class A Shares was 38.89% for the quarter ended June 30, 2009, and its lowest quarterly return was -50.61% for the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2017

The tables below compare the average annual total returns of the Acquired Fund’s Class A, Class C, Investor Class, and Institutional Class shares to the FTSE NAREIT Composite Index, the Fund’s benchmark, which is an unmanaged index consisting of approximately 200 REIT stocks. The Fund’s average annual total returns are also compared to the FTSE NAREIT Equity REITs Index, which is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market.

Class A and Class C Shares (Inception: 9/15/99)

	1 Year	5 Years	10 Years	Since Inception
Class A before taxes	-10.69%	5.22%	2.68%	9.10%
Class A after taxes on distributions	-10.92%	4.68%	1.64%	6.92%
Class A after taxes on distributions, with sale	-6.04%	3.81%	1.55%	6.80%
Class C before taxes	-6.68%	5.88%	2.63%	8.70%
FTSE NAREIT Composite Index	9.29%	9.70%	7.54%	10.84%
FTSE NAREIT Equity REITs Index	5.23%	9.46%	7.44%	11.12%
MSCI World Index	23.07%	12.26%	5.63%	5.49%

Institutional Class Shares (Inception: 4/28/06)

	1 Year	5 Years	10 Years	Since Inception
Institutional Class before taxes	-4.88%	6.90%	3.89%	2.80%
Institutional Class after taxes on distributions	-5.15%	6.22%	2.74%	1.35%
Institutional Class after taxes on distributions, with sale	-2.75%	5.08%	2.46%	1.71%
FTSE NAREIT Composite Index	9.29%	9.70%	7.54%	6.40%
FTSE NAREIT Equity REITs Index	5.23%	9.46%	7.44%	6.61%
MSCI World Index	23.07%	12.26%	5.63%	6.47%

Investor Class Shares (Inception: 5/2/11)
Investor Class before taxes	-5.23%	6.53%	N/A	6.98%
FTSE NAREIT Composite Index	9.29%	9.70%	N/A	9.40%
FTSE NAREIT Equity REITs Index	5.23%	9.46%	N/A	9.09%
MSCI World Index	23.07%	12.26%	N/A	9.21%

Acquiring Fund

Calendar Year Total Returns — Class A Shares

Year-to-date total return for the six months ended June 30, 2018 was -0.29%.

Quarterly Returns

During the period shown in the above bar chart, the Acquiring Fund’s highest quarterly return for Class A Shares was 30.51% for the quarter ended June 30, 2009, and its lowest quarterly return was -27.58% for the quarter ended December 31, 2008.

Average Annual Total Returns for Periods Ended December 31, 2017

The tables below compare the average annual total returns of the Acquiring Fund’s Class A, Class C, Investor Class, and Institutional Class shares to the FTSE EPRA/NAREIT Developed Index, the Fund’s benchmark, which is designed to track the performance of listed real estate companies and REITs worldwide, including U.S. companies. The Fund’s average annual total returns are also compared to the FTSE EPRA/NAREIT Developed ex-US Index, which is designed to track the performance of listed real estate companies and REITs worldwide, excluding U.S. companies. Prior to on or about August 21, 2018, the Acquiring Fund’s benchmark was the FTSE EPRA/NAREIT Developed ex-US Index. Effective on or about August 21, 2018, the Acquiring Fund’s benchmark is the FTSE EPRA/NAREIT Developed Index. The FTSE EPRA/NAREIT Developed Index more accurately reflects the Acquiring Fund’s strategies.

Class A and Class C Shares (Inception: 4/28/06)

	1 Year	5 Years	10 Years	Since Inception
Class A before taxes	14.35%	1.48%	0.98%	2.33%
Class A after taxes on distributions	11.43%	-0.76%	-1.56%	-0.01%
Class A after taxes on distributions, with sale	8.33%	0.17%	-0.33%	0.86%
Class C before taxes	19.73%	2.13%	0.93%	2.18%
FTSE EPRA/NAREIT Developed ex-US Index	20.82%	5.48%	2.12%	3.82%
FTSE EPRA/NAREIT Developed Index	10.36%	6.32%	3.28%	4.11%
MSCI World Index	23.07%	12.26%	5.63%	6.47%

Institutional Class Shares (Inception: 4/28/06)

	1 Year	5 Years	10 Years	Since Inception
Institutional Class before taxes	21.88%	3.11%	1.92%	3.18%
Institutional Class after taxes on distributions	18.60%	0.65%	-0.77%	0.71%
Institutional Class after taxes on distributions, with sale	12.60%	1.31%	0.31%	1.46%
FTSE EPRA/NAREIT Developed ex-US Index	20.82%	5.48%	2.12%	3.82%
FTSE EPRA/NAREIT Developed Index	10.36%	6.32%	3.28%	4.11%
MSCI World Index	23.07%	12.26%	5.63%	6.47%

Investor Class Shares (Inception: 5/2/11)
Investor Class before taxes	21.44%	2.78%	N/A	4.87%
FTSE EPRA/NAREIT Developed ex-US Index	20.82%	5.48%	N/A	5.67%
FTSE EPRA/NAREIT Developed Index	10.36%	6.32%	N/A	6.24%
MSCI World Index	23.07%	12.26%	N/A	9.21%

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, with respect to the Reorganization, for federal income tax purposes:

•

No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the stated liabilities of the Acquired Fund by the Acquiring Fund;

•	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

•

The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Funds.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Closing Date, it is anticipated that the Acquired Fund will sell approximately 45.1% of its portfolio and the Acquiring Fund will sell approximately 18.8% of its portfolio in preparation of the Reorganization. It is estimated that these transactions will generate approximately $14,506 in portfolio transaction costs for the Acquired Fund and approximately $4,718 in portfolio transaction costs for the Acquiring Fund. As a result of the existing unused capital loss carryforwards of each Fund, these transactions did not cause any capital gain distributions to be paid to the shareholders of the Funds. Additional information regarding the unused capital loss carryforwards of the Acquired Fund is included below.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carry-forwards), if any, through the closing of the Reorganization. Such distributions will be taxable to shareholders.

As of December 31, 2017, the Acquired Fund had an unused capital loss carryforward of $339,835. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The Reorganization of the Acquiring Fund and the Acquired Fund will affect the use of this tax attribute of the Acquired Fund in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Acquiring Fund. If there was no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. After the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits inure to all shareholders of the post-Reorganization Acquiring Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryforward and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a “loss corporation” such as the Acquired Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of April 2018 was 2.30%) multiplied by the value of the “loss corporation’s” equity. This limitation would result in the reduction of the portion of the loss carryforwards that the post-Reorganization Acquiring Fund will be able to use each year to offset realized capital gains. However, there is no assurance that such losses would be used even in the absence of the Reorganization.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this information statement and prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization, in its entirety.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and 9(f)).

Termination of Agreement. The Board may terminate the Agreement at any time before the Reorganization, subject to certain conditions.

Expenses of the Reorganization. The direct costs of the Reorganization will be borne by the Funds; provided, however, that Salient Management agrees that all direct costs and expenses of the Reorganization will be subject to Salient Management’s agreement to waive its management fee and/or pay or otherwise bear operating and other expenses of the Acquiring Fund (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) solely to the extent necessary to limit the total annualized expenses of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%), Institutional Class (1.15%) and Class I2 (1.10%) shares until April 30, 2020; and further provided that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws. Prior to the application of the expense limitation agreement, it is estimated that the Acquired Fund could bear $74,104 in Reorganization costs and the Acquiring Fund could bear $69,517 in Reorganization costs.

CAPITALIZATION

With respect to the Reorganization, the following tables set forth the capitalization of the Acquired Fund and the Acquiring Fund as of December 31, 2017, the most recent fiscal year end of the Funds, and the pro forma combined capitalization of the Acquiring Fund as if the Reorganization had occurred on that date.

Class A Shares

	Acquired Fund	Acquiring Fund	Acquiring Fund Pro forma
Net Assets	$20,602,859	$8,426,376	$29,029,235
Net Asset Value, Offering/Redemption Price Per Share	$34.02	$14.75	$14.75
Shares of Beneficial Interest Outstanding	605,613	571,463	1,968,717

Class C Shares

	Acquired Fund	Acquiring Fund	Acquiring Fund Pro forma
Net Assets	$9,992,101	$6,155,475	$16,147,576
Net Asset Value, Offering/Redemption Price Per Share	$33.70	$14.73	$14.73
Shares of Beneficial Interest Outstanding	296,521	417,808	1,096,030

Investor Class Shares

	Acquired Fund	Acquiring Fund	Acquiring Fund Pro forma
Net Assets	$1,231,923	$554,609	$1,786,532
Net Asset Value, Offering/Redemption Price Per Share	$33.97	$14.81	$14.81
Shares of Beneficial Interest Outstanding	36,270	37,457	120,657

Institutional Shares

	Acquired Fund	Acquiring Fund	Acquiring Fund Pro forma
Net Assets	$7,294,653	$6,654,847	$13,949,500
Net Asset Value, Offering/Redemption Price Per Share	$35.10	$14.68	$14.68
Shares of Beneficial Interest Outstanding	207,847	453,217	950,007

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES

The following table shows where in each Fund’s prospectus you can find additional information about the business of each Fund.

	Acquired Fund	Acquiring Fund

Investment Objective and Policies	Principal Investment Strategies

Investment Advisor	Investment Advisor/Portfolio Manager

Portfolio Management	Investment Advisor/Portfolio Manager

Expenses	Fees and Expenses of the Fund

Purchase of Shares	Purchasing Shares

Redemption of Shares	Redeeming Shares

Dividends, Distributions and Taxes	Dividends and Taxes

BOARD EVALUATION AND APPROVAL

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization. In particular, the Board determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. No shareholder vote is required for the reorganization. We are not asking you for a proxy and you are requested not to send us a proxy.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit Salient Management. The potential asset growth benefits Salient Management by increasing revenue from its management fees. The additional financial benefits to Salient Management may give it greater resources to manage mutual funds and other assets that may benefit the Acquired Fund as well as its other clients.

DISSENTER’S RIGHTS

Acquired Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Acquired Fund do, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Acquired Fund shareholders will hold shares of the corresponding Acquiring Fund, which may also be redeemed at net asset value.

EXPERTS

The financial highlights of the Acquired Fund for the fiscal year ended December 31, 2017 are included in Exhibit B to this information statement and prospectus. The financial highlights for the fiscal year ended December 31, 2017, have been audited by the independent registered public accounting firm KPMG LLP, as stated in its report given on their authority as experts in accounting and auditing, which, along with the financial statements, is included in the Acquired Fund’s annual report, which is available upon request as discussed above under “Where to Get More Information.”

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. Copies of these materials, and other information about the Funds, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-877-8339. Copies of this information can also be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [                 ], 2018, by and among Salient Tactical Real Estate Fund (the “Acquired Fund”), Salient International Real Estate Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”), each a series of Forward Funds, a Delaware statutory trust (the “Trust”), and solely for purposes of Sections 5 and 6(h), Forward Management, LLC d/b/a Salient (“Salient Management”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to its Class A, Class C, Investor Class, Institutional Class and Class I2 shares in exchange for shares of the corresponding classes of the Acquiring Fund (the “Merger Shares”), the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund, and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

The Trust is duly organized and validly existing under, and in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. The Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund and the Acquiring Fund are separate series of the Trust duly established and designated in accordance with the applicable provisions of the Trust’s Amended and Restated Declaration of Trust dated June 9, 2005, as may be amended (the “Declaration”) and the 1940 Act.

The Trust’s Board of Trustees (the “Board”): (i) has adopted and approved this Agreement and the transactions hereby contemplated; and (ii) has determined that participation therein is in the best interests of the Funds and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).

All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of the Trust acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Trust acting on behalf of that Fund.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1. The Reorganization.

(a) Subject to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund on the Closing Date (as such term is defined in Section 7(a), below), all of the Acquired Fund Investments (as defined below) (including interest accrued as of the Valuation Time (as defined below) on debt instruments) and to assume all of the stated liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 2. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Trust will redeem its Acquired Fund Shares (as defined in Section 4(m) of this Agreement) in exchange for all Merger Shares received by the Acquired Fund and will distribute such Merger Shares to their shareholders. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their holdings in the Acquired Fund as of the Valuation Time.

(b) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(c) The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Recourse for stated liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The stated liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 4(e) of this Agreement.

(e) The Acquired Fund will cease operations and be terminated as a series of the Trust forthwith following the Closing Date.

2. Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, respectively, to the value of the assets of the Acquired Fund attributable to Class A, Class C, Investor Class, Institutional Class and Class I2 Acquired Fund Shares on such date less the value of the liabilities attributable to the Acquired Fund Shares assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 2.

(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to the valuation procedures of the Funds for purposes of determining the fair market value of the Acquired Fund’s assets and liabilities. For the avoidance of doubt, the net asset value of each Merger Share to be delivered to the Acquired Fund shall equal the last determined net asset value per share of the Acquired Fund.

(d) No adjustment shall be made in the net asset value of either of the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume all of the stated liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and termination of the Acquired Fund or otherwise.

3. Representations and Warranties of the Acquiring Fund.

The Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with the Acquired Fund that:

(a) The Acquiring Fund is a series of the Trust and, in conformity with the laws of the State of Delaware, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.

(c) The Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(d) The Acquired Fund has been furnished with: (i) the annual report of the Acquiring Fund for the fiscal year ended December 31, 2017, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm; and (ii) the semiannual report of the Acquiring Fund for the six months ended June 30, 2017, which in each case fairly presents the financial condition and result of operations of the Acquiring Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e) To its knowledge the Acquired Fund has no stated liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of December 31, 2017, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquiring Fund will advise the Acquired Fund in writing of all stated liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust or the Acquiring Fund which assert liability on the part of the Trust or the Acquiring Fund or which materially affect the financial condition of the Trust or the Acquiring Fund or the Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Trust nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(g) Neither the Trust nor the Acquiring Fund is obligated under any provision of the Declaration or the Trust’s Amended and Restated By-Laws dated December 8, 2005, as may be amended (the “Trust By-Laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Acquiring Fund’s registration statement on Form N-1A or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(i) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on their books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k) The information statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder and any supplement or amendment thereto (as amended or supplemented, the “Information Statement”), on the effective date of the Information Statement and at the Closing Date, insofar as it relates to the Acquiring Fund:

(A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Information Statement.

(l) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any security of one class that is convertible into any other class of the Acquiring Fund shares.

(m) All issued and outstanding shares of the Acquiring Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(n) The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(o) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class C, Investor Class, Institutional Class and Class I2 shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(p) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(q) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

4. Representations and Warranties of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a series of the Trust and, in conformity with the laws of the State of Delaware, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.

(c) The Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(d) The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended December 31, 2017, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm; and (ii) the semiannual report of the Acquired Fund for the six months ended June 30, 2017, which in each case fairly presents the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e) To its knowledge the Acquired Fund has no stated liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of December 31, 2017, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all stated liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund that assert liability on the part of the Trust or the Acquired Fund, or that materially affect the financial condition of the Trust or the Acquired Fund or their ability to consummate the Reorganization. Neither the Trust nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(g) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Acquired Fund’s registration statement on Form N-1A or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) Neither the Trust nor the Acquired Fund is obligated under any provision of the Declaration or the Trust By-laws, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on their books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(j) As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time that have been disclosed in writing to the Acquiring Fund. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The Information Statement, on the effective date of the Information Statement and at the Closing Date, insofar as it relates to the Acquired Fund:

(A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and

(B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the Information Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Information Statement.

(m) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (the “Acquired Fund Shares”). The Acquired Fund does not have outstanding any security of one class that is convertible into any other class of the Acquired Fund Shares.

(n) All of the issued and outstanding Acquired Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(p) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund as provided in Section 1 of this Agreement.

5. Payment of Expenses.

(a) Except as otherwise provided in this Section 5, each Fund agrees that it will bear the direct costs and expenses of the Reorganization incurred by it; provided, however, that Salient Management, by countersigning this Agreement, agrees that all direct costs and expenses of the Reorganization will be subject to Salient Management’s agreement to waive its management fee and/or pay or otherwise bear operating and other expenses of the Acquiring Fund (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) solely to the extent necessary to limit the total annualized expenses of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%),

Institutional Class (1.15%) and Class I2 (1.10%) shares until April 30, 2020; and further provided that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a regulated investment company.

6. Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Funds will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date.

(b) In connection with the Reorganization, the Acquiring Fund will prepare the Information Statement, which the Trust, on behalf of the Acquiring Fund, will file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the Information Statement to become effective as promptly as practicable. The Funds will cooperate fully with each other, and each will furnish to the others the information relating to itself to be set forth in the Information Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(c) The information to be furnished by the Funds for use in the Information Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

(d) The Trust shall, on behalf of the Acquired Fund:

(A) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Delaware, the Declaration and the Trust By-laws, the 1940 Act and any other applicable law;

(B) not make any distributions of any Merger Shares other than to the Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(C) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(e) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(f) The Acquiring Fund agrees to report the Reorganization as a reorganization qualifying under Section 368(a) of the Code, with the Acquiring Fund as the successor to the Acquired Fund. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trust and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates LLP).

(g) In connection with the covenant in sub-section (e) above, each of the Funds will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of nine (9) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable periods first ending after the Closing Date and for all prior taxable periods.

(h) Salient Management agrees that it shall: (i) use all commercially reasonable efforts to ensure that the proposed transactions under this Agreement comply with the safe harbor provisions of Section 15(f) of the 1940 Act for the periods specified therein; and (ii) waive its management fee and/or pay or otherwise bear operating and other expenses of the Acquiring Fund (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) solely to the extent necessary to limit the total annualized expenses, including the direct costs and expenses of the Reorganization, of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%), Institutional Class (1.15%) and Class I2 (1.10%) shares until April 30, 2020.

7. Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the stated liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Funds shall mutually agree, as of the close of business on August 15, 2018 or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8. Conditions of the Obligations of the Acquired Fund.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Trust’s Board and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Trust’s Board, certified by its Secretary.

(b) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d) That the Acquired Fund shall have received the opinion, in form satisfactory to the Trust, of K&L Gates LLP, counsel for the Funds, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(A) both the Acquiring Fund and the Trust are duly formed and validly existing under the laws of the State of Delaware;

(B) the Acquiring Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Trust’s Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(D) neither the execution nor delivery by the Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(E) the Merger Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Delaware law, be held personally liable for the obligations of the Acquiring Fund; and

(F) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

(e) That the Acquired Fund shall have obtained an opinion, in form satisfactory to the Trust, from K&L Gates LLP dated as of the Closing Date, addressed to the Trust, on behalf of the Acquired Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(f) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Trust.

(g) That the Information Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, be contemplated by the Commission.

9. Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Trust’s Board and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Trust’s Board, certified by its Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the behalf of the Acquired Fund by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of their most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion, in form satisfactory to the Trust, of K&L Gates LLP, counsel for the Funds, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(A) each of the Acquired Fund and the Trust are duly formed and validly existing under the laws of the State of Delaware;

(B) the Acquired Fund is a separate series of the Trust, an open-end, management investment company registered under the 1940 Act;

(C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Trust’s Board, and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(D) neither the execution nor delivery by the Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(E) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust, on behalf of the Acquired Fund, of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquiring Fund shall have obtained an opinion from K&L Gates LLP dated as of the Closing Date, addressed to the Trust, on behalf of the Acquiring Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That the Information Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h) That the custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Trust.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, or the Closing Date may be postponed,

(A) by consent of the Board, acting on behalf of either or both of the Funds;

(B) by the Board, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by the Board;

(C) by the Board, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board; or

(D) by any party because of a material breach by another party of any representation, warranty, covenant or agreement contained herein to be performed by such party at or prior to the Closing.

(b) If the Reorganization contemplated by this Agreement has not been consummated by August 14, 2019, this Agreement automatically shall terminate on that date, unless a later date is approved by the Board, acting on behalf of the Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any of the Funds or persons who are their Trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of the Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Funds, and the officers, Directors, Trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, Trustee, agent or shareholder of any of the Funds against any liability to the entity for which that officer, Trustee, agent or shareholder so acts or to its shareholders, to which that officer, Trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Board to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the others and their officers, Directors, Trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. Other Matters.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to a Fund shall be addressed to such Fund, c/o Forward Funds, 345 California Street, Suite 1600, San Francisco, California 94104, Attention: Counsel, or at such other address as a Fund may designate by written notice to the other parties. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of the Trust, on behalf of the Funds, hereunder shall not be binding upon any of its respective Directors, Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the respective Fund’s property, as provided in the Declaration. The execution and delivery of this Agreement has been authorized by the Board, on behalf of the Funds, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors or trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property on behalf of the relevant Fund as provided in the Declaration.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

FORWARD FUNDS,

on behalf of its series, Salient Tactical Real Estate Fund and Salient International Real Estate Fund

By:

Name:

Title:

Attest:

Name:

Title:

Agreed and accepted as to Sections 5 and 6(h) only:

FORWARD MANAGEMENT, LLC D/B/A SALIENT,

on behalf of itself and its affiliates

By:

Name:

Title:

EXHIBIT B —

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables are intended to help you understand the financial performance and other information of each Fund for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). Because Class I2 shares were not offered during any of the periods shown below, there are no financial highlights to report for Class I2. Information for the fiscal years ended December 31, 2015 through and including 2017 for these Funds has been audited by KPMG LLP, which serves as the independent registered public accounting firm for each of the Funds. Information for the fiscal years ended December 31, 2013 through and including 2014 for these Funds has been audited by the Funds’ predecessor independent registered public accounting firm. The report of KPMG LLP, along with the Funds’ audited financial statements for the period from January 1, 2017 through December 31, 2017, is incorporated by reference in the SAI Copies of the Funds’ shareholder reports are currently available at www.salientpartners.com.

For a share outstanding throughout the periods presented.

	Salient International Real Estate Fund(a) - Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$12.99	$13.59	$14.72	$15.68		$17.28

Income/(loss) from operations:
Net investment income(c)	0.07	0.04	0.19	0.35		0.31

Net realized and unrealized gain/(loss) on investments	2.65	0.03	(0.77)	(0.15)		(0.97)

Total from investment operations	2.72	0.07	(0.58)	0.20		(0.66)

Less distributions:
From investment income	(0.96)	(0.67)	(0.55)	(1.16)		(0.94)

Total distributions	(0.96)	(0.67)	(0.55)	(1.16)		(0.94)

Net increase/(decrease) in net asset value	1.76	(0.60)	(1.13)	(0.96)		(1.60)

Net asset value, end of period	$14.75	$12.99	$13.59	$14.72		$15.68

Total Return(d)	21.30%	0.60%	(4.09)%	1.32%		(3.71)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$8,426	$9,384	$13,070	$25,369		$33,913

Ratios to average net assets:
Net investment income including reimbursement/waiver	0.49%	0.33%	1.27%	2.22%		1.80%

Operating expenses including reimbursement/waiver	n/a	n/a	n/a	1.85	%(e)	1.80	%(f)

Operating expenses excluding reimbursement/waiver	2.44%	2.35%	1.91%	1.87%		1.80%

Portfolio turnover rate	41%	80%	281%	242%		202%

(a)	Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Effective May 1, 2014, the expense limitation agreement expired.
(f)	Effective May 1, 2013, the annual expense limitation rate changed from 1.80% to 1.85%.

For a share outstanding throughout the periods presented.

	Salient International Real Estate Fund(a) - Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$13.00		$13.62		$14.75	$15.71		$17.33

Income/(loss) from operations:
Net investment income/(loss)(c)	(0.01	)(d)	(0.03	)(d)	0.12	0.26		0.27

Net realized and unrealized gain/(loss) on investments	2.64		0.03		(0.78)	(0.15)		(1.02)

Total from investment operations	2.63		0.00		(0.66)	0.11		(0.75)

Less distributions:
From investment income	(0.90)		(0.62)		(0.47)	(1.07)		(0.87)

Total distributions	(0.90)		(0.62)		(0.47)	(1.07)		(0.87)

Net increase/(decrease) in net asset value	1.73		(0.62)		(1.13)	(0.96)		(1.62)

Net asset value, end of period	$14.73		$13.00		$13.62	$14.75		$15.71

Total Return(e)	20.73%		(0.02)%		(4.62)%	0.75%		(4.23)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$6,155		$6,465		$8,777	$11,896		$14,421

Ratios to average net assets:
Net investment income/(loss) including reimbursement/waiver	(0.05)%		(0.22)%		0.79%	1.66%		1.60%

Operating expenses including reimbursement/waiver	n/a		n/a		n/a	2.40	%(f)	2.39%

Operating expenses excluding reimbursement/waiver	2.99%		2.90%		2.47%	2.42%		2.39%

Portfolio turnover rate	41%		80%		281%	242%		202%

(a)	Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Total return does not reflect the effect of sales charges.
(f)	Effective May 1, 2014, the expense limitation agreement expired.

For a share outstanding throughout the periods presented.

	Salient International Real Estate Fund(a) - Investor Class
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$13.04	$13.60	$14.74	$15.65		$17.26

Income/(loss) from operations:
Net investment income(c)	0.07	0.02	0.21	0.18		0.38

Net realized and unrealized gain/(loss) on investments	2.67	0.07	(0.79)	0.02		(1.01)

Total from investment operations	2.74	0.09	(0.58)	0.20		(0.63)

Less distributions:
From investment income	(0.97)	(0.65)	(0.56)	(1.11)		(0.98)

Total distributions	(0.97)	(0.65)	(0.56)	(1.11)		(0.98)

Net increase/(decrease) in net asset value	1.77	(0.56)	(1.14)	(0.91)		(1.61)

Net asset value, end of period	$14.81	$13.04	$13.60	$14.74		$15.65

Total Return	21.44%	0.74%	(4.08)%	1.33%		(3.51)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$555	$607	$8,479	$15,385		$51,393

Ratios to average net assets:
Net investment income including reimbursement/ waiver	0.52%	0.17%	1.41%	1.17%		2.30%

Operating expenses including reimbursement/ waiver	n/a	n/a	n/a	1.79	%(d)	1.75%

Operating expenses excluding reimbursement/ waiver	2.39%	2.12%	1.86%	1.79%		1.75%

Portfolio turnover rate	41%	80%	281%	242%		202%

(a)	Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.
(d)	Effective May 1, 2014, the expense limitation agreement expired.

For a share outstanding throughout the periods presented.

	Salient International Real Estate Fund(a) - Institutional Class
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014		Year Ended December 31, 2013
Net asset value, beginning of period	$12.93	$13.51	$14.65	$15.61		$17.24

Income/(loss) from operations:
Net investment income(c)	0.12	0.10	0.25	0.38		0.43

Net realized and unrealized gain/(loss) on investments	2.64	0.04	(0.78)	(0.12)		(1.02)

Total from investment operations	2.76	0.14	(0.53)	0.26		(0.59)

Less distributions:
From investment income	(1.01)	(0.72)	(0.61)	(1.22)		(1.04)

Total distributions	(1.01)	(0.72)	(0.61)	(1.22)		(1.04)

Net increase/(decrease) in net asset value	1.75	(0.58)	(1.14)	(0.96)		(1.63)

Net asset value, end of period	$14.68	$12.93	$13.51	$14.65		$15.61

Total Return	21.88%	0.98%	(3.76)%	1.75%		(3.31)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$6,655	$4,481	$13,746	$24,886		$64,484

Ratios to average net assets:
Net investment income including reimbursement/ waiver	0.89%	0.74%	1.68%	2.47%		2.52%

Operating expenses including reimbursement/ waiver	n/a	n/a	n/a	1.45	%(d)	1.40	%(e)

Operating expenses excluding reimbursement/ waiver	2.03%	1.90%	1.52%	1.47%		1.40%

Portfolio turnover rate	41%	80%	281%	242%		202%

(a)	Prior to May 1, 2016, Salient International Real Estate Fund was known as Forward International Real Estate Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.
(d)	Effective May 1, 2014, the expense limitation agreement expired.
(e)	Effective May 1, 2013, the annual expense limitation rate changed from 1.40% to 1.45%.

For a share outstanding throughout the periods presented.

	Salient Tactical Real Estate Fund(a) - Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$37.02	$32.59	$33.59	$27.35	$27.12

Income/(loss) from operations:
Net investment income/(loss)(c)	0.19	(0.29)	0.42	0.28	0.23

Net realized and unrealized gain/(loss) on investments	(2.13)	5.44	(1.02)	6.25	0.40

Total from investment operations	(1.94)	5.15	(0.60)	6.53	0.63

Less distributions:
From investment income	(0.21)	(0.72)	(0.40)	(0.29)	(0.40)

From return of capital	(0.85)	—	—	—	—

Total distributions	(1.06)	(0.72)	(0.40)	(0.29)	(0.40)

Net increase/(decrease) in net asset value	(3.00)	4.43	(1.00)	6.24	0.23

Net asset value, end of period	$34.02	$37.02	$32.59	$33.59	$27.35

Total Return(d)	(5.24)%	15.95%	(1.78)%	23.94%	2.30%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$20,603	$28,859	$31,179	$35,410	$30,582

Ratios to average net assets
(excluding interest and dividends on short sales expense):
Net investment income	1.24%	0.41%	1.76%	1.58%	1.47%
Operating expenses	1.98%	1.94%	1.85%	1.87%	1.82%

Ratios to average net assets
(including interest and dividends on short sales expense):
Net investment income/(loss)	0.54%	(0.86)%	1.24%	0.90%	0.82%
Operating expenses	2.68%	3.21%	2.37%	2.55%	2.46%

Portfolio turnover rate	59%	82%	77%	45%	63%

(a)	Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.

For a share outstanding throughout the periods presented.

	Salient Tactical Real Estate Fund(a) - Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$36.67		$32.28	$33.32	$27.14	$26.93

Income/(loss) from operations:
Net investment income/(loss)(c)	(0.04	)(d)	(0.48)	0.23	0.11	0.08

Net realized and unrealized gain/(loss) on investments	(2.08)		5.40	(1.01)	6.19	0.39

Total from investment operations	(2.12)		4.92	(0.78)	6.30	0.47

Less distributions:
From investment income	(0.17)		(0.53)	(0.26)	(0.12)	(0.26)

From return of capital	(0.68)		—	—	—	—

Total distributions	(0.85)		(0.53)	(0.26)	(0.12)	(0.26)

Net increase/(decrease) in net asset value	(2.97)		4.39	(1.04)	6.18	0.21

Net asset value, end of period	$33.70		$36.67	$32.28	$33.32	$27.14

Total Return(e)	(5.76)%		15.32%	(2.31)%	23.22%	1.73%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$9,992		$16,071	$16,307	$17,936	$17,095

Ratios to average net assets
(excluding interest and dividends on short sales expense):
Net investment income/(loss)	0.58%		(0.14)%	1.21%	1.03%	0.92%
Operating expenses	2.53%		2.49%	2.40%	2.42%	2.38%

Ratios to average net assets
(including interest and dividends on short sales expense):
Net investment income/(loss)	(0.12)%		(1.41)%	0.69%	0.35%	0.27%
Operating expenses	3.23%		3.76%	2.92%	3.10%	3.03%

Portfolio turnover rate	59%		82%	77%	45%	63%

(a)	Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Total return does not reflect the effect of sales charges.

For a share outstanding throughout the periods presented.

	Salient Tactical Real Estate Fund(a) - Investor Class
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$36.96	$32.55	$33.53	$27.29	$27.05

Income/(loss) from operations:
Net investment income/(loss)(c)	0.17	(0.30)	0.38	0.36	0.24

Net realized and unrealized gain/(loss) on investments	(2.08)	5.45	(0.97)	6.19	0.40

Total from investment operations	(1.91)	5.15	(0.59)	6.55	0.64

Less distributions:
From investment income	(0.22)	(0.74)	(0.39)	(0.31)	(0.40)

From return of capital	(0.86)	—	—	—	—

Total distributions	(1.08)	(0.74)	(0.39)	(0.31)	(0.40)

Net increase/(decrease) in net asset value	(2.99)	4.41	(0.98)	6.24	0.24

Net asset value, end of period	$33.97	$36.96	$32.55	$33.53	$27.29

Total Return	(5.23)%	16.03%	(1.71)%	24.01%	2.37%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$1,232	$1,645	$1,139	$2,172	$736

Ratios to average net assets
(excluding interest and dividends on short sales expense):
Net investment income	1.17%	0.40%	1.66%	1.83%	1.47%
Operating expenses	1.93%	1.89%	1.80%	1.82%	1.79%

Ratios to average net assets
(including interest and dividends on short sales expense):
Net investment income/(loss)	0.47%	(0.87)%	1.14%	1.15%	0.83%
Operating expenses	2.63%	3.16%	2.32%	2.50%	2.44%

Portfolio turnover rate	59%	82%	77%	45%	63%

(a)	Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.

For a share outstanding throughout the periods presented.

	Salient Tactical Real Estate Fund(a) - Institutional Class
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015(b)	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of period	$38.15	$33.56	$34.55	$28.12	$27.87

Income/(loss) from operations:
Net investment income/(loss)(c)	0.31	(0.17)	0.66	0.40	0.38

Net realized and unrealized gain/(loss) on investments	(2.16)	5.62	(1.15)	6.45	0.39

Total from investment operations	(1.85)	5.45	(0.49)	6.85	0.77

Less distributions:
From investment income	(0.24)	(0.86)	(0.50)	(0.42)	(0.52)

From return of capital	(0.96)	—	—	—	—

Total distributions	(1.20)	(0.86)	(0.50)	(0.42)	(0.52)

Net increase/(decrease) in net asset value	(3.05)	4.59	(0.99)	6.43	0.25

Net asset value, end of period	$35.10	$38.15	$33.56	$34.55	$28.12

Total Return	(4.88)%	16.42%	(1.39)%	24.44%	2.73%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$7,295	$25,601	$22,717	$14,217	$14,926

Ratios to average net assets
(excluding interest and dividends on short sales expense):
Net investment income	1.53%	0.79%	2.44%	1.95%	1.93%
Operating expenses	1.57%	1.54%	1.45%	1.46%	1.42%

Ratios to average net assets
(including interest and dividends on short sales expense):
Net investment income/(loss)	0.83%	(0.48)%	1.92%	1.27%	1.29%
Operating expenses	2.27%	2.81%	1.97%	2.14%	2.07%

Portfolio turnover rate	59%	82%	77%	45%	63%

(a)	Prior to May 1, 2016, Salient Tactical Real Estate Fund was known as Forward Real Estate Long/Short Fund.
(b)

The information for the fiscal year ended December 31, 2015 has been audited by KPMG LLP, independent registered public accounting firm. The information for prior periods has been audited by the predecessor independent registered public accounting firm.

(c)	Per share amounts are based upon average shares outstanding.

STATEMENT OF ADDITIONAL INFORMATION OF FORWARD FUNDS

May 1, 2018, as supplemented

SALIENT TACTICAL REAL ESTATE FUND

(the “Acquired Fund”)

AND

SALIENT INTERNATIONAL REAL ESTATE FUND

(the “Acquiring Fund”)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined information statement and prospectus (dated August 17, 2018). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund and the Acquiring Fund are series of Forward Funds, a Delaware statutory trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined information statement and prospectus dated August 17, 2018, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

A copy of the combined information statement and prospectus can be obtained free of charge by writing info@salientpartners.com or telephoning: 800-900-4675.

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The SAI of Forward Funds dated May 1, 2018, as supplemented May 11, 2018 and June 13, 2018, with respect to the Acquired Fund and the Acquiring Fund

2.	The Annual Report of the Acquired Fund and the Acquiring Fund, for the fiscal year ended December 31, 2017

3.	The unaudited Semi-Annual Report of the Acquired Fund and the Acquiring Fund, for the six months ended June 30, 2017

4.	Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The Funds’ SAI is incorporated by reference to Post-Effective Amendment No. 127 to Forward Funds’ registration statement on Form N-1A (File Nos. 033-48940 and 811-06722), as filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2018 (Accession No. 0001193125-18-143033).

The Funds’ Annual Reports are incorporated by reference to Forward Funds’ report on Form N-CSR (File No. 811-06722), as filed with the SEC on March 9, 2018 (Accession No. 0001193125-18-076766).

The Funds’ unaudited Semi-Annual Reports are incorporated by reference to Forward Funds’ report on Form N-CSRS (File No. 811-06722), as filed with the SEC on September 7, 2017 (Accession No. 0001193125-17-278861).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Funds’ Annual Reports, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the twelve months ended December 31, 2017, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund and implementation of the Acquiring Fund’s advisory fee waiver and expense limitation agreement had been consummated at the beginning of that 12-month period, January 1, 2017. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Each Fund is advised by Forward Management, LLC d/b/a Salient (“Salient Management”). Each fund will be a diversified series of Forward Funds as of the Closing Date.

The purpose of the Reorganization is to combine two funds with substantially identical investment objectives and similar principal investment strategies and policies. The combined fund is expected to offer economies of scale that may lead to lower shareholder expenses and greater growth potential.

Each Fund has the following classes of shares outstanding:

Class A

•	Class A shares are offered with front-end sales charges ranging from 1.50% to 5.75% of a Fund’s offering price, depending on the amount invested.

•

There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares that are redeemed within 18 months of purchase.

•

Class A shares are subject to distribution (“Rule 12b-1”) fees equal to an annual rate of 0.35% (However, Class A is currently only authorized to pay 0.25% in 12b-1 fees) of a Fund’s average daily net assets attributable to Class A shares, and shareholder service fees of up to 0.20%.

•	An investor can combine multiple purchases of Class A shares of Salient funds to take advantage of breakpoints in the sales charge schedule.

•	Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses.

Class C

•

Class C shares are offered without a front-end sales charge, but may be subject to a CDSC of 1.00% of the lesser of the current market value or the cost of the shares being redeemed, of the Class C shares held for less than one year of purchase.

•	Class C shares are subject to Rule 12b-1 fees equal to an annual rate of 0.75% of a Fund’s average daily net assets attributable to Class C shares, and shareholder service fees of up to 0.25%.

•	Class C shares’ CDSCs may be waived in certain cases, including those listed in the Funds’ prospectuses.

Investor Class

•	Investor Class shares are offered without front-end sales loads or CDSCs.

•

Investor Class shares are subject to Rule 12b-1 fees equal to an annual rate of 0.25% of a Fund’s average daily net assets attributable to Investor Class shares, and shareholder service fees of up to 0.15%.

Institutional Class

•	Institutional Class shares are offered without front-end sales loads or CDSCs.

•	Institutional Class shares are not subject to any Rule 12b-1 fees, but are subject to shareholder service fees of up to 0.05%.

Class I2

•	Class I2 shares are offered without front-end sales loads or CDSCs.

•	Class I2 shares are not subject to any Rule 12b-1 or shareholder service fees.

In connection with the Reorganization, Class A, Class C, Investor Class, Institutional Class and Class I2 shareholders of the Acquired Fund will receive shares of the corresponding classes of the Acquiring Fund.

The net assets of the Acquired Fund as of December 31, 2017, amounted to approximately $39 million. The net assets of the Acquiring Fund as of December 31, 2017, amounted to approximately $22 million. On a pro forma basis, using the net assets of the Acquired Fund and the Acquiring Fund as of December 31, 2017, the net assets of the combined Fund following the Reorganization would have been $61 million as of December 31, 2017.

Each Fund pays Salient Management a management fee equal to an annual percentage of its average daily net assets. The Acquired Fund and the Acquiring Fund each pay 1.00% of average daily net assets. However, concurrent with the closing of the Reorganization, Salient Management will enter into a management fee waiver and expense limitation agreement with the Acquiring Fund which will reduce the management fee of the Acquiring Fund to 0.75% on all assets and cap the expense ratio of the Acquiring Fund until April 30, 2020. Accordingly, effective with the Reorganization, the maximum net annual operating expenses of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%), Institutional Class (1.15%) and Class I2 (1.10%) shares will be lower than the current net annual operating expenses of the Acquired Fund’s Class A (2.66%), Class C (3.21%), Investor Class (2.61%), Institutional Class (2.26%), and Class I2 (2.21%) shares.

The following table identifies the various service providers to the Funds, other than each Fund’s investment adviser. Each of these service providers has entered into an agreement with Forward Funds that governs the provision of services to the Funds.

Distributor	Forward Securities, LLC
Transfer agent	ALPS Fund Services, Inc.
Custodian	Citibank, N.A.
Administrator	ALPS Fund Services, Inc.
Independent registered public accounting firm	KPMG LLP

On a pro forma basis, using gross fees and expenses for the Acquiring Fund and reflecting the impact of the Acquiring Fund’s advisory fee waiver and expense limitation agreement, for the twelve months ended December 31, 2017, the Reorganization would have resulted in a decrease in management fees of approximately $304,505, and a decrease in other operating expenses (including custodian fees and audit fees) of approximately $169,784, resulting in a decrease of approximately 0.89% in the gross operating expense ratio relating to the combined fund’s expense ratios. One factor, among other factors, contributing to the expected decrease in the gross operating expense ratio is that unlike the Acquired Fund, the Acquiring Fund does not engage in short sales and borrowing as an investment strategy and, as a result, the pro forma gross fees and expenses for the Acquiring Fund do not include dividend and interest expenses relating to short sales and borrowing that are applicable to the Acquired Fund. The Acquired Fund incurred expenses of $445,070 for the twelve months ended December 31, 2017 related to dividend and interest expense on short sales and interest expense on borrowings. The pro forma effect on the statement of assets and liabilities would be to exclude short sales and borrowings. The short positions detracted slightly from the Acquired Fund’s performance, as the market experienced an uplift during the year ended December 31, 2017.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund will be the survivor of the Reorganization for all purposes including accounting.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund, the shareholders of the Acquired Fund, or the Acquiring Fund as a

result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the Reorganization, and the tax holding period of the Acquiring Fund shares received by such shareholders will include the holding period of their Acquired Fund shares.

Prior to the Closing Date, it is anticipated that the Acquired Fund will sell approximately 45.1% of its portfolio and the Acquiring Fund will sell approximately 18.8% of its portfolio in preparation of the Reorganization. It is estimated that these transactions will generate approximately $14,506 in portfolio transaction costs for the Acquired Fund and approximately $4,718 in portfolio transaction costs for the Acquiring Fund. As a result of the existing unused capital loss carryforwards of each Fund, these transactions did not cause any capital gain distributions to be paid to the shareholders of the Funds. Additional information regarding the unused capital loss carryforwards of the Acquired Fund is included below.

As of December 31, 2017, the Acquired Fund had an unused capital loss carryforward of $339,835. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. The Reorganization of the Acquiring Fund and the Acquired Fund will affect the use of this tax attribute of the Acquired Fund in two respects. The first concerns the “sharing” of these tax attributes with the shareholders of the Acquiring Fund. If there was no Reorganization, these tax attributes would inure solely to the benefit of the shareholders of the Acquired Fund. After the Reorganization occurs, these tax attributes carry over (subject to the limitations described below) to the Acquiring Fund. That means that any resulting tax benefits inure to all shareholders of the post-Reorganization Acquiring Fund (i.e., both pre-Reorganization shareholders of the Acquired Fund and pre-Reorganization shareholders of the Acquiring Fund).

The second manner in which the Reorganization will affect the use of the capital loss carryforward and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Generally, when ownership of a “loss corporation” such as the Acquired Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of April 2018 was 2.30%) multiplied by the value of the “loss corporation’s” equity. This limitation would result in the reduction of the portion of the loss carryforwards that the post-Reorganization Acquiring Fund will be able to use each year to offset realized capital gains. However, there is no assurance that such losses would be used even in the absence of the Reorganization.

The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies or persons who hold their shares as part of a straddle or conversion transaction.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

The direct costs of the Reorganization will be borne by the Funds; provided, however, that Salient Management agrees that all direct costs and expenses of the Reorganization will be subject to Salient Management’s agreement to waive its management fee and/or pay or otherwise bear operating and other expenses of the Acquiring Fund (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) solely to the extent necessary to limit the total annualized expenses of the Acquiring Fund’s Class A (1.55%), Class C (2.10%), Investor Class (1.50%), Institutional Class (1.15%) and Class I2 (1.10%) shares until April 30, 2020. Prior to the application of the expense limitation agreement, it is estimated that the Acquired Fund could bear $74,104 in Reorganization costs and the Acquiring Fund could bear $69,517 in Reorganization costs.

PART C — OTHER INFORMATION

Item 15. Indemnification

The Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”), incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 127 to this Registration Statement filed with the Commission on April 30, 2018, and Amended and Restated By-Laws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 123 to this Registration Statement filed with the Commission on April 29, 2016, provide among other things, that current and former trustees, Advisory Board members and officers who were or are a party, or are threatened to be made a party, to any proceeding or claim by reason of the fact that such person is or was a Trustee, Advisory Board member or officer of the Registrant, shall be indemnified against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Registrant’s best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided that, the trustees, Advisory Board members and officers of the Registrant shall not be entitled to indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity.

The Distribution Agreement between the Registrant and Forward Securities, LLC filed as Exhibit (e)(1)(a) to Post-Effective Amendment No. 116 to this Registration Statement, provides for indemnification of Forward Securities, LLC its officers and directors and any person who controls Forward Securities, LLC.

The Registrant has in effect a directors’ and officers’ liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, Advisory Board members, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Underwriting Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, Advisory Board member, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, Advisory Board member, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

(1)	Amended and Restated Agreement and Declaration of Trust of Forward Funds (the “Registrant”), incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(2)	Amended and Restated By-Laws of the Registrant dated December 8, 2005, amended as of December 7, 2006, March 4, 2009, September 25, 2009, March 18, 2015, and April 26, 2016, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement filed with the Commission on April 29, 2016.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Combined Information Statement of Salient Tactical Real Estate Fund and Prospectus of Salient International Real Estate Fund.

(5)	Not applicable.

(6)(a)(1)	Investment Management Agreement between the Registrant and Forward Management LLC dba Salient (the “Advisor” or “Salient Management”), dated as of June 9, 2015, with respect to Salient Tactical Muni & Credit Fund, Salient US Dividend Signal Fund, Salient EM Infrastructure Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Growth Fund, Salient Adaptive US Equity Fund, Salient Adaptive Balanced Fund, and Salient Adaptive Income Fund, incorporated by reference to Exhibit (d)(1)(a) to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement filed with the Commission on November 2, 2015.

(6)(a)(2)	Addendum amending Exhibit A to the Investment Management Agreement between the Registrant and the Advisor with Salient Tactical Muni & Credit Fund, Salient US Dividend Signal Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Select Opportunity Fund, Salient Tactical Growth Fund, and Salient Adaptive US Equity Fund, incorporated by reference to Exhibit (d)(1)(b) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(6)(b)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited (“Pictet Ltd”), dated as of June 9, 2015 with respect to the Salient International Small Cap Fund, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement filed with the Commission on November 2, 2015.

(6)(c)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Broadmark Asset Management, LLC (“Broadmark”) dated June 9, 2015 with respect to the Salient Tactical Growth Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement filed with the Commission on November 2, 2015.

(6)(d)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment Management Company, LLC (“PIMCO”) dated June 9, 2015 with respect to the Salient Tactical Muni & Credit Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement filed with the Commission on November 2, 2015.

(6)(e)	Investment Management Agreement among the Advisor and Salient Select Opportunity (Cayman) Fund Ltd. effective June 9, 2015 with respect to the Salient Select Opportunity Fund, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement filed with the Commission on November 2, 2015.

(7)(a)(1)	Distribution Agreement between the Registrant and Forward Securities, LLC (“Forward Securities”) dated as of June 9, 2015, incorporated by reference to Exhibit (e)(1)(a) to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement filed with the Commission on November 2, 2015.

(7)(a)(2)	Addendum amending Schedule A to the Distribution Agreement between the Registrant and Forward Securities, incorporated by reference to Exhibit (e)(1)(b) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(8)	None.

(9)(a)(1)	Custodian Agreement between the Registrant and Citibank, N.A. (“Citibank”) dated as of October 24, 2012, incorporated by reference to Exhibit (g)(1)(a) to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement filed with the Commission on November 2, 2015.

(9)(a)(2)	Amended Appendix A to the Custodian Agreement between the Registrant and Citibank, incorporated by reference to Exhibit (g)(1)(b) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(10)(a)(1)	Service and Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Tactical Growth Fund, and Salient Adaptive US Equity Fund, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement filed with the Commission on April 30, 2009.

(10)(a)(2)	Amended Appendix A to the Service and Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Tactical Growth Fund, Salient Adaptive US Equity Fund, Salient US Dividend Signal Fund, and Salient Select Opportunity Fund, incorporated by reference to Exhibit (m)(1)(b) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(10)(b)(1)	Service and Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Tactical Growth Fund, Salient US Dividend Signal Fund and Salient Select Opportunity Fund, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement filed with the Commission on April 30, 2009.

(10)(b)(2)	Amended Appendix A to the Service and Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, and Salient Tactical Growth Fund, Salient US Dividend Signal Fund, and Salient Select Opportunity Fund, incorporated by reference to Exhibit (m)(2)(b) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(10)(c)(1)	Distribution and Service Plan pursuant to Rule 12b-1 for the Class C shares of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, and Salient Tactical Growth Fund, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement filed with the Commission on April 30, 2009.

(10)(c)(2)	Amended Appendix A to the Distribution and Service Plan pursuant to Rule 12b-1 for the Class C shares of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Tactical Growth Fund, Salient US Dividend Signal Fund, and Salient Select Opportunity Fund, incorporated by reference to Exhibit (m)(3)(b) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(10)(d)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(11)	Legal Opinion of K&L Gates LLP, filed herewith.

(12)	Form of Tax opinion of K&L Gates LLP, filed herewith.

(13)(a)(1)	Amended and Restated Fund Accounting and Administration Agreement between the Registrant and ALPS Fund Services, Inc. (“ALPS”) made as of April 12, 2010, incorporated by reference to Exhibit (h)(1)(a) to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement filed with the Commission on April 30, 2010.

(13)(a)(2)	Amendment to Appendix C to the Amended and Restated Fund Accounting and Administration Agreement between the Registrant and ALPS made as of April 24, 2014, incorporated by reference to Exhibit (h)(1)(b) to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement filed with the Commission on April 30, 2014.

(13)(a)(3)	Amendment to Appendix A to the Amended and Restated Fund Accounting and Administration Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(1)(c) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(13)(a)(4)	Amendment to Appendix B to the Amended and Restated Fund Accounting and Administration Agreement between the Registrant and ALPS made as of January 3, 2011, incorporated by reference to Exhibit (h)(1)(d) to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement filed with the Commission on April 29, 2011.

(13)(a)(5)	Amendment to Amended and Restated Fund Accounting and Administration Agreement between the Registrant and ALPS made as of October 17, 2017, incorporated by reference to Exhibit (h)(1)(e) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(b)(1)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and ALPS made as of June 3, 2009 and effective June 15, 2009, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement filed with the Commission on July 1, 2009.

(13)(b)(2)	Amendment to Schedule A to the Amended and Restated Transfer Agency and Service Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(2)(b) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(13)(b)(3)	Amendment to Schedule B to the Amended and Restated Transfer Agency and Service Agreement between the Registrant and ALPS made as of April 1, 2014, incorporated by reference to Exhibit (h)(2)(c) to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement filed with the Commission on April 30, 2014.

(13)(c)(1)	Amended and Restated Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS made as of June 3, 2009 and effective June 15, 2009, incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement filed with the Commission on July 1, 2009.

(13)(c)(2)	Amendment to Schedule A to the Amended and Restated Transfer Agent Interactive Client Services Agreement between the Registrant and ALPS, incorporated by reference to Exhibit (h)(3)(b) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(13)(d)(1)	Amended and Restated Shareholder Services Plan for the Class A, Class C, Class I2, Investor Class, and Institutional Class shares, as applicable, of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Tactical Growth Fund, Salient Adaptive US Equity Fund, Salient US Dividend Signal Fund, and Salient Select Opportunity Fund, incorporated by reference to Exhibit (h)(4)(a) to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement filed with the Commission on January 5, 2016.

(13)(d)(2)	Exhibit A to the Amended and Restated Shareholder Services Plan for the Class A, Class C, Class I2, Investor Class, and Institutional Class shares, as applicable, of each of the Salient Tactical Muni & Credit Fund, Salient EM Infrastructure Fund, Salient Adaptive Balanced Fund, Salient Adaptive Income Fund, Salient International Dividend Signal Fund, Salient International Real Estate Fund, Salient International Small Cap Fund, Salient Real Estate Fund, Salient Tactical Real Estate Fund, Salient Select Income Fund, Salient Tactical Growth Fund, Salient Adaptive US Equity Fund, Salient US Dividend Signal Fund, and Salient Select Opportunity Fund, incorporated by reference to Exhibit (h)(4)(b) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(13)(e)(1)	Expense Limitation Agreement for the Salient International Dividend Signal Fund (Investor Class shares, Institutional Class shares, Class A shares, Class C shares, Class I2 shares) dated as of April 18, 2018, incorporated by reference to Exhibit (h)(5)(a) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(2)	Expense Limitation Agreement for the Salient Tactical Muni & Credit Fund (Investor Class shares, Institutional Class shares, Class A shares, Class C shares, and Class I2 shares) dated as of August 1, 2017, incorporated by reference to Exhibit (h)(5)(b) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(3)	Advisory Fee Waiver Agreement between the Advisor and the Registrant with respect to the Salient Adaptive Balanced Fund effective as of April 18, 2018, incorporated by reference to Exhibit (h)(5)(c) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(4)	Expense Limitation Agreement for the Salient Adaptive US Equity Fund (Investor Class shares and Institutional Class shares) dated April 18, 2018, incorporated by reference to Exhibit (h)(5)(d) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(5)	Expense Limitation Agreement for the Salient Adaptive Income Fund (Investor Class shares, Institutional Class shares, Class A, and Class C shares) dated April 18, 2018, incorporated by reference to Exhibit (h)(5)(e) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(6)	Expense Limitation Agreement for the Salient US Dividend Signal Fund (Investor Class shares, Institutional Class shares, Class A shares, Class C shares and Class I2 shares) dated April 18, 2018, incorporated by reference to Exhibit (h)(5)(f) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(7)	Expense Limitation Agreement for the Salient Select Opportunity Fund (Investor Class shares, Institutional Class shares, Class A shares, Class C shares and Class I2 shares) dated April 18, 2018, incorporated by reference to Exhibit (h)(5)(g) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(8)	Expense Limitation Agreement for the Salient International Small Cap Fund (Investor Class shares, Institutional Class shares, Class C, and Class I2 shares) dated August 1, 2017, incorporated by reference to Exhibit (h)(5)(h) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(9)	Expense Limitation Agreement for the Salient Adaptive Balanced Fund (Investor Class shares, Institutional Class shares, Class A, and Class C shares) dated April 18, 2018, incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(e)(10)	Expense Limitation Agreement for the Salient EM Infrastructure Fund (Investor Class shares, Institutional Class shares, Class A, Class C, and Class I2 shares) dated April 18, 2018, incorporated by reference to Exhibit (h)(5)(j) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement filed with the Commission on April 30, 2018.

(13)(f)	Compliance Support Services Agreement between the Registrant and ALPS Fund Services dated as of January 17, 2017, incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement filed with the Commission on April 28, 2017.

(14)	Consent of Independent Registered Public Accounting Firm, filed herewith.

(15)	Not applicable.

(16)	Forward Funds Powers of Attorney, filed herewith.

(17)	Expense Limitation Agreement for the Salient International Real Estate Fund (Investor Class shares, Institutional Class shares, Class A, Class C, and Class I2 shares) dated August 17, 2018, filed herewith.

Item 17. Undertakings

The Registrant undertakes to file a final tax opinion as provided by K&L Gates LLP by post-effective amendment as soon as practicable following the Closing Date.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City of Houston, and State of Texas, on the 17th day of August, 2018.

Forward Funds

By:	/s/ John A. Blaisdell
John A. Blaisdell, President

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ John Blaisdell*	Trustee; President, Principal Executive Officer	August 17, 2018
John A. Blaisdell

/s/ Haig G. Mardikian*	Trustee	August 17, 2018
Haig G. Mardikian

/s/ Julie Allecta*	Trustee	August 17, 2018
Julie Allecta

/s/ A. John Gambs*	Trustee	August 17, 2018
A. John Gambs

/s/ Jonathan P. Carroll*	Trustee	August 17, 2018
Jonathan P. Carroll

/s/ Bernard Harris, Jr.*	Trustee	August 17, 2018
Bernard A. Harris, Jr.

/s/ Barbara Tolle	Principal Financial Officer, Treasurer	August 17, 2018
Barbara Tolle

*By:	/s/ Barbara Tolle	August 17, 2018
Barbara Tolle
Attorney-in-Fact

EXHIBIT INDEX

(4)

Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Combined Information Statement of Salient Tactical Real Estate Fund and Prospectus of Salient International Real Estate Fund.

(11)	Legal Opinion of K&L Gates LLP.

(12)	Form of Tax opinion of K&L Gates LLP.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.

(17)

Expense Limitation Agreement for Salient International Real Estate Fund (Investor Class shares, Institutional Class shares, Class A shares, Class C shares, and Class I2 shares) dated as of August 17, 2018.